UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    811-21237

                       Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian St.
Indianapolis, IN                                                              46208
(Address of principal executive offices)                    (Zip code)

Christopher E. Kashmerick
Huntington Asset Services, Inc.
2960 N. Meridian St. Suite 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code:    317-917-7000

Date of fiscal year end:      09/30

Date of reporting period:  09/30/2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Annual Report

September 30, 2010

Fund Adviser:

Pekin Singer Strauss Asset Management
21 S. Clark Street, Suite 3325
Chicago, IL 60603

Toll Free (800) 470-1029

www.appleseedfund.com

 October 15, 2010

Dear Appleseed Shareholder:

The September quarter ended with the S&P 500 Index up 11.3%; however, within the quarter, the market was unusually volatile with the Index up 6.9% in July, down 4.8% in August, and up 9.6% in September.  These sharp -- almost bipolar mood swings -- reflect investor sentiment changes from optimism to near despair and a return to optimism.  The magnitude of the market’s recent volatility has been seen only a handful of times since the late 1930s.  For the nine months through September 30, 2010, the stock market as measured by the S&P 500 increased 3.9%.  At the same time, the bond market strengthened considerably reflecting investor risk aversion.

Investor nervousness, always present to one degree or another, is especially pervasive in the current stock market environment; also present is apathy.  Following a decade when the stock market declined 20%, many investors have turned their back on equities, preferring instead to sit on the sidelines.  Equity mutual fund money flows have been modestly negative for the past three years, and, despite woefully low prospective yields in the current bond market, money flows into bond mutual funds have been very strong (up over $600 billion since the beginning of 2009).  With money market funds earning virtually nothing, risk-averse cash flow oriented investors have turned to short and intermediate-term bonds to generate at least some return.  As a result, for the common stocks of all but the largest companies, the equities market has become less liquid.

Because transaction costs have become relatively nominal, computer-driven day-traders have, in part, filled the void left by long-term investors.  Responding in exaggerated fashion to the slightest hint of favorable or unfavorable news, and ignoring the intrinsic value of the underlying companies, short-term traders increasingly dominate the daily fluctuation of the financial markets.

While on the surface volatility is disconcerting, we view it as an opportunity to acquire investments at favorable prices, as momentum-driven traders toss their temporarily tainted holdings into the market.  Our ability to capitalize on volatility is due in large part to the fact that our investors trust in our ability to discern the difference between a company facing a speed-bump and one facing a permanent road-block.  This trust is a luxury that much of Wall Street is not afforded; without this luxury, we would not be able to effectively execute our investment strategy.  To suggest that we are grateful for this trust, is an understatement—without it, we would not be able to generate the kind of out-performance that we have achieved since the Fund’s inception.

Given the weak recovery thus far and increasingly stretched valuations, we remain in a heavily defensive position.  This year, during up months, the Appleseed Fund gained less than the market.  At the same time, during down months, Appleseed declined by less than the market.  The net result is that Appleseed generated returns slightly lower than the market over the past twelve months. However, our focus continues to be on long-term returns; through the end of our fiscal year on September 30th, our long-term performance exceeds the returns of the S&P 500 Index by more than 10% per year since the Fund’s inception.

www.appleseedfund.com                                                                                                                                                                                                      (800) 470-1029

The gross expense ratio of the Fund is 2.09%, and the net expense ratio after contractual fee waivers is 1.31%. The advisor has contracted with the Fund to waive fees to maintain a 1.24% expense ratio for shareholders of the Fund (excluding indirect expenses) through January 2011.

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1–800–470–1029.

The equities which have been the most significant contributors to the Fund’s returns over the past year have been PetSmart (PETM), PDI Inc. (PDII), and Novartis (NVS).  These companies have performed well, generating significantly increasing revenues and improving intrinsic value due to the leadership of highly capable management teams.  The Fund’s gold bullion trusts have also been important contributors to performance this year.  The most significant detractors to performance have been K-Sea Transportation (KSP) and Nokia (NOK).  In the case of K-Sea, a barge company that transports petrochemical products up and down the Atlantic Coast, we invested too early in a turnaround that required a stronger economy and additional capital.  The company remains undervalued today, and we continue to hold on to our position.  In the case of Nokia, we misjudged the ability of Nokia to compete in the high-end segment of the smart phone market.  Due to what we view as a permanent impairment of the Nokia’s intrinsic value, we recently sold our position.

As the market has rallied strongly over the past several months, we sold our positions in Avon Products (AVP), Merck (MRK), and Teradata (TDC) after their stock prices appreciated to our estimate of intrinsic value.   All three of these companies had more than doubled from our original cost basis.  The Fund’s newest equity holding is Washington Post (WPO), a well-run and strongly positioned company which has been plagued by weak advertising spending in its media properties and regulatory uncertainty in its Kaplan higher education division.

Because our recent selling has been more aggressive than our buying as the market has rallied, our cash position has increased to 18% of the Appleseed Fund’s portfolio by mid-October.  At the same time, our research staff is working hard to identify undervalued, sustainable companies that have the opportunity to appreciate by 50% or more.  We are looking, researching, and waiting for Mr. Market to present us with opportunities to invest with a reasonable margin of safety.  Given the stretched valuations in the current market, we are in no rush.

www.appleseedfund.com                                                                                                                                                                                                      (800) 470-1029

Heading for Stagflation

We continue to pursue the bifurcated investment strategy we have discussed in previous shareholder letters.  This reflects our view that policy makers are caught between a rock (a soft economy) and a hard place (accelerating commodity inflation).

On the one hand, coming out of the 18-month recession that ended in June of 2009, economic growth has been disappointingly tepid.   GDP has been growing at less than one-half the rate it has grown (on average) following previous post-WWII recessions.  As a consequence, both the Administration and the Federal Reserve have made no secret of their concern that the big risk facing the economy today is another business downturn accompanied by asset deflation.  Both have stated repeatedly that they stand ready to implement further measures to counter deflationary pressures.  Nonetheless, in light of the apparent fragility of current business activity and the debt-laden state of the economy, there is concern that GDP could turn down almost as easily as it could continue to muddle along, growing at its current rate of 1.5% to 2.0% (annually).

On the other hand, the government’s continuing efforts to strengthen the economy and to prevent asset price deflation erodes the value of the dollar.  Put simply, a prolonged period of cheap money and very large foreign trade deficits is driving down the value of the dollar.  Furthermore, as U.S. borrowing levels continue to increase, foreign central banks, along with investors, are increasingly looking for ways to diversify their dollar holdings.  Hence the increasing interest in gold.

While cheap money is a real risk to savers and investors, we expect money to remain cheap for the foreseeable future.  First, cheap money limits the Federal Government’s interest expense tab (and also that of the too-big-to-fail banks and under-water homeowners, both of which would be in even deeper trouble with higher interest rates).  Between now and the end of 2012, the U.S. Government has to refinance roughly $2 trillion of existing debt.  Projected budget deficits over the next 27 months, will add another $2.7 trillion to the debt that will require financing.  In total, then, the U.S. government will have to finance or refinance a total of approximately $4.7 trillion of debt before 12/31/12.  Should interest rates increase—for example, if the interest rate for Five-Year U.S. Treasury Notes increases from 1.11% presently to 3.11%--the annual effective interest cost increase for the Federal Government will be roughly $272 billion higher than currently projected; this amount is approximately two-thirds the size of the military budget and almost three times what the entire U.S. Department of Education will spend this year.

Rather than lower interest rates or a devalued currency, what our economy needs is less debt.  Widespread mortgage modifications with principal reductions would go a long way towards healing our economy, but the balance sheets of our country’s insolvent yet too-big-to-fail banks could not withstand the stress.  When a mortgage modification occurs, the bank which holds the mortgage loan has to write down the value accordingly. Unfortunately, policy makers on both sides of the aisle seem reluctant to provide solutions that might be detrimental to the too-big-to-fail banks.  Instead, the Federal Reserve has volunteered to stimulate the economy with a monetary solution.  The Federal Reserve refers to its monetary solution as quantitative easing, but in plainer terms it is the electronic printing of money. At a 5% per year inflation rate, the value of a dollar (and a dollar of debt) is halved in 14 years and at a 10% per year rate, it is halved in seven years.

www.appleseedfund.com                                                                                                                                                                                                      (800) 470-1029

Not surprisingly, what this adds up to is an unusual amount of uncertainty as to what the future holds.  Given this backdrop, we have tried to position the Appleseed portfolio to protect the principal value of your capital in the event of both scenarios---economic weakness and accelerating commodity inflation.  Slow growth accompanied by inflation is referred to as “stagflation”.  We continue to hold and seek securities of companies that should fare reasonably well in such an environment.  We also seek to buy those securities where we view the downside risk as limited and the upside return as significant.

Too-Big-to-Fail Banking Screen

Since we sold our Citigroup position in the Fall of 2007 at $44 per share, we have avoided owning any of the banks considered “too-big-to-fail”.  We sold Citigroup due to its disclosure of billions of dollars in off-balance-sheet liabilities which were kept hidden from both investors and bank regulators.  As the credit crisis continues to unfold, it has become clear to us that the too-big-to-fail banks in their current state threaten markets, retirees, homeowners, and taxpayers.  We believe the solution to this problem must go beyond increased regulation; the health of our nation’s economy cannot improve materially until real structural reforms are put in place.  While we wait for this to happen, we will be screening out the too-big-to-fail banks from inclusion in the Appleseed portfolio.

As in the past, we thank you for your support and trust in our ability to manage your Appleseed Fund investment.  We endeavor to merit your continued support and trust.

Sincerely,

www.appleseedfund.com                                                                                                                                                                                                      (800) 470-1029

The Fund's past performance does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-470-1029.

At the end of the Fund’s reporting period on September 30, 2010, PDI Inc. (PDII) represented 3.0%, K-Sea Transportation (KSP) represented 2.7%, Washington Post (WPO) represented 2.5%, Novartis (NVS) represented 5.1%, and PetSmart (PETM) represented 2.0% of the portfolio, respectively.

The S&P 500 Index is a widely recognized unmanaged index of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund's prospectus contains this and other information about the Fund, and should be read carefully before investing.  You may obtain a current copy of the Fund's prospectus by calling 1-800-470-1029.

Distributed by Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208 (Member FINRA).

www.appleseedfund.com                                                                                                                                                                                                      (800) 470-1029

Investment Results - (Unaudited)

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-470-1029.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**   Since inception returns are reported as average annual rates.
*** The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.  The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above.  Please read it carefully before investing.

 The Fund is distributed by Unified Financial Securities, member FINRA.

www.appleseedfund.com                                                                                                                                                                                                      (800) 470-1029

Investments Results – continued (Unaudited)

Comparison of the Growth of a $10,000 Investment
in the Appleseed Fund and the S&P 500 Index
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
Value
Appleseed Fund
S & P 500 Index
$12,906
$8,812
Inception Date 12/08/2006
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Date

The chart above assumes an initial investment of $10,000 made on December 8, 2006 (commencement of Fund operations) and held through September 30, 2010. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted.  For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-470-1029.  The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing.  The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

www.appleseedfund.com                                                                                                                                                                                                      (800) 470-1029

Fund Holdings – (Unaudited)

      1As a percentage of net assets.

The Appleseed Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Fund’s Adviser, Pekin Singer Strauss Asset Management.  The investment objective of the Appleseed Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for six months from April 1, 2010 to September 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions.  The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Appleseed Fund	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period April 1, 2010 - September 30, 2010*
Actual	$1,000.00	$970.38	$6.12
Hypothetical (5% return before expenses)	$1,000.00	$1018.85	$6.28

*Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

Appleseed Fund
Schedule of Investments
September 30, 2010

Common Stocks - 64.08%	Shares	Value

Consumer Discretionary - 3.79%
Gaiam, Inc. - Class A	335,655	$2,245,532
PetSmart, Inc.	72,030	2,521,050
		4,766,582

Consumer Staples - 6.77%
Coca-Cola Company/The	14,200	830,984
Female Health Company/The	37,600	193,640
John B. Sanfilippo & Son, Inc. (a)	567,555	7,491,726
		8,516,350

Education - 2.46%
Washington Post Company/The - Class B	7,734	3,089,037

Energy - 4.67%
Noble Corp. (a)	173,600	5,865,944

Financials - 13.14%
AllianceBernstein Holding LP (d)	52,667	1,390,936
Annaly Capital Management, Inc. (b)	151,459	2,665,678
PICO Holdings, Inc. (a)	207,805	6,205,057
Willis Group Holdings PLC	202,750	6,248,755
		16,510,426

Health Care Services - 5.10%
Albany Molecular Research, Inc. (a)	420,800	2,684,704
PDI, Inc. (a)	425,942	3,722,733
		6,407,437

Industrials - 2.72%
K-Sea Transportation Partners LP (d)	835,345	3,416,561

Materials - 4.46%
Sealed Air Corp.	249,709	5,613,458

Pharmaceuticals - 20.97%
Johnson & Johnson	101,400	6,282,744
Novartis AG (c)	110,650	6,381,185
Pfizer, Inc.	797,300	13,689,641
		26,353,570

TOTAL COMMON STOCKS (Cost $75,952,211)		80,539,365

See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Schedule of Investments - continued
September 30, 2010

Gold Trusts - 17.61%	Shares	Value

Central Gold Trust (a) (h)	88,590	$4,464,936
ETFS Gold Trust (a) (e)	27,500	3,584,625
iShares COMEX Gold Trust (a) (e)	221,000	2,828,800
Sprott Physical Gold Trust (a) (f) (h)	293,600	3,364,656
SPDR Gold Trust (a) (e)	61,700	7,892,047

TOTAL GOLD TRUSTS (Cost $18,254,143)		22,135,064

	Principal
Certificates of Deposit - 1.20%	Amount	Value

Self-Help Federal Credit Union, 1.01%, 11/18/2010	$251,018	251,018
Self-Help Federal Credit Union, 1.01%, 11/18/2010	251,018	251,018
Shorebank Pacific, 0.50%, 10/13/2010	250,000	250,000
Shorebank Pacific, 0.16%, 11/04/2010	500,664	500,664
University Bank, 0.49%, 10/07/2010	250,000	250,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $1,502,700)		1,502,700

Money Market Securities - 16.45%	Shares	Value

Federated Government Obligations Fund - Institutional Shares, 0.06% (g)	20,674,513	20,674,513

TOTAL MONEY MARKET SECURITIES (Cost $20,674,513)		20,674,513

TOTAL INVESTMENTS (Cost $116,383,567) - 99.34%		$124,851,642

Other assets less liablities - 0.66%		834,505

TOTAL NET ASSETS - 100.00%		$125,686,147

(a) Non-income producing
(b) Real Estate Investment Trust
(c) American Depositary Receipt
(d) Limited Partnership
(e) Exchange-Traded Fund
(f) Closed-End Mutual Fund
(g) Variable Rate Security; the money market rate shown represents the rate at September 30, 2010.
(h) Passive Foreign Investment Company

See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Statement of Assets and Liabilities
September 30, 2010

Assets
Investments in securities, at fair value (cost $116,383,567)	$124,851,642
Receivable for investments sold	893,536
Dividends receivable	161,955
Receivable for fund shares purchased	61,854
Prepaid expenses	8,788
Interest receivable	1,942
Total assets	125,979,717

Liabilities
Payable for Fund shares redeemed	124,401
Payable to Adviser (a)	94,304
Payable for investments purchased	19,243
Payable to administrator, fund accountant, and transfer agent	18,317
Payable to custodian	2,465
Payable to trustees and officers	1,286
Other accrued expenses	33,554
Total liabilities	293,570

Net Assets	$125,686,147

Net Assets consist of:
Paid in capital	$115,420,251
Accumulated undistributed net investment income	598,782
Accumulated undistributed net realized gain (loss) from investment transactions	1,199,039
Net unrealized appreciation (depreciation) on investments	8,468,075

Net Assets	$125,686,147

Shares outstanding (unlimited number of shares authorized)	10,092,806

Net asset value and offering price per share	$12.45

Redemption price per share ($12.45 * 98%) (b)	$12.20

(a) See Note 4 in the Notes to the Financial Statements
(b) The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Statement of Operations
For the fiscal year ended September 30, 2010

Investment Income
Dividend income (net of withholding tax $48,796)	$2,034,284
Interest Income	19,705
Total Investment Income	2,053,989

Expenses
Investment Adviser fee (a)	1,157,142
Administration expenses	94,691
Transfer agent expenses	64,296
Fund accounting expenses	47,204
Registration expenses	31,042
Legal expenses	30,375
Printing expenses	28,330
Custodian expenses	25,125
Auditing expenses	15,000
Trustee expenses	8,750
CCO expenses	7,917
24f-2 expense	6,946
Insurance expense	4,581
Pricing expenses	2,966
Miscellaneous expenses	2,141
Total Expenses	1,526,506
Less: Fees waived & expenses reimbursed by Adviser (a)	(91,650)
Net operating expenses	1,434,856
Net Investment Income (Loss)	619,133

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities	1,367,066
Change in unrealized appreciation (depreciation) on investment securities	2,135,486
Net realized and unrealized gain (loss) on investment securities	3,502,552
Net increase (decrease) in net assets resulting from operations	$4,121,685

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Statements of Changes In Net Assets

	Year Ended	Period Ended		Year Ended
	September 30, 2010	September 30, 2009	(a)	November 30, 2008
Operations
Net investment income (loss)	$619,133	$155,331		$178,667
Net realized gain (loss) on investment securities	1,367,066	5,881		13,879
Change in unrealized appreciation (depreciation)
on investment securities	2,135,486	9,513,978		(2,722,432)
Net increase (decrease) in net assets resulting from operations	4,121,685	9,675,190		(2,529,886)

Distributions
From net investment income	(157,104)	(119,045)		(142,332)
From net realized gains	(183,941)	-		(1,798)
Total distributions	(341,045)	(119,045)		(144,130)

Capital Share Transactions
Proceeds from Fund shares sold	143,692,801	39,846,457		5,975,991
Proceeds from redemption fees collected (b)	108,316	11,240		114
Reinvestment of distributions	329,276	119,045		136,338
Amount paid for Fund shares redeemed	(78,129,707)	(2,619,573)		(948,019)
Net increase (decrease) in net assets resulting
from capital share transactions	66,000,686	37,357,169		5,164,424

Total Increase (Decrease) in Net Assets	69,781,326	46,913,314		2,490,408

Net Assets
Beginning of period	55,904,821	8,991,507		6,501,099

End of period	$125,686,147	$55,904,821		$8,991,507

Accumulated undistributed net investment income
included in net assets at end of period	$598,782	$179,751		$100,381

Capital Share Transactions
Shares sold	11,568,195	3,936,844		638,074
Shares issued in reinvestment of distributions	26,420	16,087		14,400
Shares repurchased	(6,381,581)	(281,519)		(104,073)

Net increase (decrease) from capital share transactions	5,213,034	3,671,412		548,401

(a) The Fund's Board of Trustees elected to change its fiscal year end from November 30 to September 30.
The information presented is from December 1, 2008 through September 30, 2009.
(b) The Fund charges a 2% redemption fee on shares redeemed within 90 calendars days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Financial Highlights
(For a share outstanding during each period)

	Year ended		Period ended		Year ended		Period ended
	September 30, 2010		September 30, 2009	(a)	November 30, 2008		November 30, 2007	(b)

Selected Per Share Data:
Net asset value, beginning of period	$11.46		$7.44		$9.85		$10.00
Income from investment operations:
Net investment income (loss)	0.07	(c)	0.07	(c)	0.22	(c)	0.12
Net realized and unrealized gain (loss) on investments	0.95		4.04		(2.46)		(0.26)
Total from investment operations	1.02		4.11		(2.24)		(0.14)

Less distributions to shareholders:
From net investment income	(0.02)		(0.09)		(0.17)		(0.02)
From net realized gain	(0.02)		-		-	(d)	-
Total distributions	(0.04)		(0.09)		(0.17)		(0.02)

Paid in capital from redemption fees	0.01		-	(e)	-	(e)	0.01

Net asset value, end of period	$12.45		$11.46		$7.44		$9.85

Total Return (f)	9.03%		55.95%	(g)	(23.07)%		(1.33)%	(g)

Ratios and Supplemental Data:
Net assets, end of period (000)	$125,686		$55,905		$8,992		$6,501
Ratio of expenses to average net assets (l)	1.24%		1.17%	(h)(k)	0.90%		0.90%	(h)
Ratio of expenses to average net assets
before reimbursement & federal income taxes (l)	1.32%		2.02%	(h)	3.09%		3.52%	(h)(i)
Ratio of net investment income (loss) to
average net assets (l)	0.54%		0.87%	(h)	2.40%		1.40%	(h)
Ratio of net investment income (loss) to
average net assets before reimbursement & federal income taxes (l)	0.46%		0.02%	(h)	0.21%		(1.22)%	(h)(j)
Portfolio turnover rate	61.48%		40.54%		127.63%		27.07%

(a) The Fund's Board of Trustees elected to change its fiscal year end from November 30 to September 30.
The information presented is from December 1, 2008 through September 30, 2009.
(b) For the period December 8, 2006 (the date the Fund commenced operations) through November 30, 2007.
(c) Net investment income per share is based on average shares outstanding during the period.
(d) Net realized gain distributed amounted to less than $0.005 per share.
(e) Redemption fees resulted in less that $0.005 per share.
(f) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(g) Not annualized.
(h) Annualized.
(i) The expense ratio before reimbursements includes income taxes of .09% which was voluntarily reimbursed by the Adviser and Fund Administrator.
(j) The net investment income (loss) ratio includes income tax expense of (.09)% which was voluntarily reimbursed by the Adviser and Fund Administrator.
(k) Effective April 1, 2009, the Adviser has contractually agreed to cap the Fund's expenses at 1.24%. Prior to April 1,
2009, the Fund's expense cap was 0.90%.
(l) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Notes to the Financial Statements
September 30, 2010

NOTE 1.  ORGANIZATION

The Appleseed Fund (the “Fund”) was organized as a non-diversified series of the Unified Series Trust (the “Trust”) on September 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board.  The Fund commenced operations on December 8, 2006. The Fund’s investment Adviser is Pekin Singer Strauss Asset Management, Inc. (the “Adviser”).  The investment objective of the Fund is to provide long-term capital appreciation.

Non-Diversification Risk – The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified.  As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2006.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Dividend income from Real Estate Investment Trusts (REITS) and distributions from Limited Partnerships is recognized on the ex-date.  The calendar year end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available.  Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee for shares redeemed with 90 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Appleseed Fund
Notes to the Financial Statements - continued
September 30, 2010

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.  For the year ended September 30, 2010, the Fund made the following reclassifications to increase (decrease) the components of net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain on Investments
Appleseed Fund	$268	$(42,998)	$42,730

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique).  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Appleseed Fund
Notes to the Financial Statements - continued
September 30, 2010

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities, including common stock, exchange-traded funds, American Depositary Receipts, limited partnerships, real estate investment trusts, gold trusts, and closed-end funds are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or the market is considered inactive.  When this happens, the security will be classified as a Level 2 security.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board.  These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund.  These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), including certificates of deposit, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

Appleseed Fund
Notes to the Financial Statements - continued
September 30, 2010

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2010:
	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$80,539,365	$-	$-	$80,539,365

Gold Trusts	22,135,064	-	-	22,135,064

Certificates of Deposit	-	1,502,700	-	1,502,700

Money Market Securities	20,674,513	-	-	20,674,513

Total	$123,348,942	$1,502,700	$-	$124,851,642

 * Refer to Schedule of Investments for industry classifications

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.  The Fund did not hold any derivative instruments during the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. For the fiscal year ended September 30, 2010, before the waiver described below, the Adviser earned a fee of $1,157,142 from the Fund.  The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses through January 31, 2011, so that the total annual Fund operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), 12b-1 fees, taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest, and extraordinary litigation expenses do not exceed 1.24% of the Fund’s average daily net assets.  Prior to April 1, 2009, the Fund’s expense cap was 0.90%.  For the fiscal year ended September 30, 2010, the Adviser waived fees of $91,650.  At September 30, 2010, the Adviser was owed $94,304 from the Fund for advisory services.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment.  The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at September 30, 2010 are as follows:

	Recoverable through		Recoverable through
Amount	November 30,	Amount	September 30,

$129,303	2010	$152,291	2012
$163,135	2011	$91,650	2013

Appleseed Fund
Notes to the Financial Statements - continued
September 30, 2010

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the fiscal year ended September 30, 2010, HASI earned fees of $94,691 for administrative services provided to the Fund.  At September 30, 2010, the Fund owed HASI $7,758 for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”).  A Trustee of the Trust is a member of management of the Custodian.  For the fiscal year ended September 30, 2010, the Custodian earned fees of $25,125 for custody services provided to the Fund.  At September 30, 2010, the Fund owed the Custodian $2,465 for custody services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended September 30, 2010, HASI earned fees of $27,273 from the Fund for transfer agent services and $37,023 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended September 30, 2010, HASI earned fees of $47,204 from the Fund for fund accounting services.  At September 30, 2010, the Fund owed HASI $2,341 for transfer agent services, $4,554 for reimbursement for out-of-pocket expenses, and $3,664 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares.  There were no payments made to the Distributor by the Fund for the fiscal year ended September 30, 2010. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such person may be deemed to be affiliates of the Distributor.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, which is currently inactive. The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the class in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to efficiently achieve its investment objectives and to realize economies of scale. The Fund does not currently intend to activate the Plan prior to January 31, 2011.

NOTE 5.  INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2010, purchases and sales of investment securities, other than short-term investments were as follows:

Appleseed Fund
Notes to the Financial Statements - continued
September 30, 2010

NOTE 5.  INVESTMENT TRANSACTIONS - continued

At September 30, 2010, the appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$13,480,518
Gross (Depreciation)	(5,278,381)
Net Appreciation
(Depreciation) on Investments	$8,202,137

At September 30, 2010, the aggregate cost of securities for federal income tax purposes, was $116,649,505.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At September 30, 2010, Charles Schwab & Co., for the benefit of others, owned 33.30% of the Fund’s shares.  As a result, Charles Schwab & Co. may be deemed to control the Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On November 30, 2009, a short-term capital gain distribution of $0.0234 per share was made to shareholders of record on November 27, 2009.

On November 30, 2009, a long-term capital gain distribution of $0.0013 per share was made to shareholders of record on November 27, 2009.

On December 23, 2009, an income dividend of $0.0197 per share was made to shareholders of record on December 22, 2009.

The tax characterization of distributions for the fiscal periods ended September 30, 2010, 2009, and 2008 were as follows:

	2010	2009	2008
Distributions paid from:
Ordinary Income	$331,387	$119,045	$142,332
Short-term Capital Gain			$1,798
Long-term Capital Gain	$9,658	$-
	$341,045	$119,045	$144,130

Appleseed Fund
Notes to the Financial Statements - continued
September 30, 2010

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS - continued

At September 30, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$844,827
Undistributed long-term capital gains	1,218,932
Unrealized appreciation (depreciation)	8,202,137

$10,265,896

At September 30, 2010, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales in the amount of $11,424 and basis adjustments for investments in grantor trusts, passive foreign investment companies, and limited partnerships.

NOTE 9.  CAPITAL LOSS CARRYFORWARDS

During the year ended September 30, 2010, the Fund utilized prior year capital loss carryforwards of $25,910.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Appleseed Fund
(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Appleseed Fund (the “Fund”), a series of the Unified Series Trust, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the three periods in the period then ended, and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the Fund’s custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Appleseed Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the three periods in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
November 29, 2010

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 63) Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present
President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 59) Independent Trustee, December 2002 to present
President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005;  Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 58) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 61) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004)  and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher (Age - 44) President, November 2009 to present
Senior Vice President of Huntington Asset Services, Inc., the Trust’s Administrator; President and Treasurer of Unified Financial Securities, Inc., the Trust’s Distributor; Employed in various positions with Huntington Asset Services, Inc. and Unified Financial Securities, Inc., since September 2000.

John C. Swhear (Age - 48) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 35) Treasurer and Chief Financial Officer, November 2008 to present
Vice President of Fund Accounting, Financial and Tax Reporting for Huntington Asset Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present
Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of  CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor,  from September 2000 to December 2004; Director of Compliance of Huntington Asset Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000 to October 2004.

Tara Pierson (Age - 35) Secretary, June 2010 to present; Assistant Secretary, November 2008 to May 2010	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.
*    The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  26 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of September 30, 2010.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-800-470-1029 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 470-1029 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES
Gary E. Hippenstiel
Stephen A. Little
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Melissa K. Gallagher, President
John C. Swhear, Senior Vice President
Christopher E. Kashmerick, Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISER
Pekin Singer Strauss Asset Management, Inc.
21 S. Clark Street, Suite 3325
Chicago, IL  60603

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One U.S. Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 S. High St.
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

IRON STRATEGIC INCOME FUND

Annual Report

September 30, 2010

Fund Advisor:

IRON Financial, LLC

www.ironfunds.com

It is with great pride that we begin our fifth year managing the Institutional share class of the Iron Strategic Income Fund ("Fund").  Our goal is to manage the Fund in a way to produce the best risk adjusted return possible over long term market cycles.  Since the inception of the Fund, we have been able to outperform our benchmark, the Merrill Lynch High Yield Master II Index ("Index"), on both a risk adjusted and an absolute basis, as well as maintain a lower standard deviation.

Derivatives have played an integral role in managing the Fund since its inception.  The use of derivatives has helped improve our capability to adjust the Fund's exposure to the high yield market.  Our derivative use has primarily been in the form of buying protection with the on-the-run high yield credit default swap index.  This often proves to be a less expensive and more expedient tool for adjusting the fund's high yield exposure than by selling our current holdings.

Since the Fund’s inception, a significant measure of outperformance has been in the Fund's drawdown compared to the Index (drawdown can be described as the largest percentage decline from peak to trough).  By strategically adjusting our exposure to the market, we have been able to limit the fund's drawdown to almost a third of that of the Index (-12.75% vs -34.99%).  This was done by strategically altering the Fund's exposure to the high yield market, often times through the use of derivatives as described above.  While it is our belief that a capital preservation focused high yield strategy such as this leaves investors better off in the long run and allows investors to participate in a marketplace that is often times highly volatile, we understand this opportunity does not come without its costs.  In return for this lower volatility and more stable returns, we willingly sacrifice outperforming our benchmark in very strong markets.  This is exactly the type of market we witnessed over the past 12 months and is why we underperformed the Index over this time frame.  The Iron Strategic Income Fund's Institutional Class returned 10.66% for the year, compared to the benchmark’s return of 18.52%.  This underperformance is due to the cost of buying protection and strategically hedging the Fund's exposure to high yield.  While this strategy leads investors away from hitting homeruns in straight up markets, it also keeps them from striking out during the highly volatile sell offs that can sprout up in the high yield market.  By sacrificing some potential for return and reducing risk through our active investment management style, we aim for better long term risk adjusted returns.  Our belief is that this long term focus combined with active management will leave investors better off in the long run.  Short term underperformance, such as that witnessed over the last year, does not adjust our focus as we remain resolved in our commitment to improve the risk/reward relationship for long term high yield investors.

The single main contributor to the Fund's performance is our focus on the Fund's objective; to maximize total return by strategically adjusting the portfolio's exposure to the high yield market.

Thank you for your business.

We appreciate the opportunity to serve your investment needs.

Aaron Izenstark                                                                Daniel Sternberg
Portfolio Manager                                                           Portfolio Manager

Iron Financial LLC

Performance Results - (Unaudited)

**Total Returns**
**(For the periods ended September 30, 2010)**

| | | Average Annual Returns | |
|---|---|---|---|
| | 1 Year | Three Years | Since Inception (October 11, 2006) |
| Iron Strategic Income Fund - Institutional Class* | 10.66% | 10.56% | 9.91% |
| Merrill Lynch High Yield Master II Index** | 18.52% | 8.61% | 8.34% |

Total annual operating expenses for the fiscal year ended September 30, 2009, as disclosed in the Fund's prospectus dated January 29, 2010, were 1.81% of average daily net assets (1.30% excluding fees and expenses of underlying funds in which the Fund invests).

**Total Returns**
**(For the periods ended September 30, 2010)**

| | 1 Year | Average Annual Since Inception (February 02, 2009) |
|---|---|---|
| Iron Strategic Income Fund - Investor Class* | 10.34% | 22.06% |
| Merrill Lynch High Yield Master II Index** | 18.52% | 36.35% |

Total annual operating expenses for the fiscal year ended September 30, 2009, as disclosed in the Fund's prospectus dated January 29, 2010, were 2.16% of average daily net assets (1.65% excluding fees and expenses of underlying funds in which the Fund invests).

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses.  Current performance of the Fund may be lower or higher than the performance quoted.   For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-322-0575.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Merrill Lynch High Yield Master II Index is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is a widely recognized unmanaged index of high yield bonds. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

**Comparison of the Growth of a $10,000 Investment in the Iron Strategic Income Fund - Institutional Class and the Merrill Lynch High Yield Master II Index**

Iron Strategic Income Fund - Institutional Class $14,557
Merrill Lynch High Yield Master II Index $13,748
Inception date 10/11/06
Value
$15,000
$14,500
$14,000
$13,500
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
$7,000
September-06
December-06
March-07
June-07
September-07
December-07
March-08
June-08
September-08
December-08
March-09
June-09
September-09
December-09
March-10
June-10
September-10
Date

This graph shows the value of a hypothetical initial investment of $10,000 in the Institutional Class of the Fund and the Merrill Lynch High Yield Master II Index on October 11, 2006 (inception of the share class) and held through September 30, 2010. The Merrill Lynch High Yield Master II Index is a widely recognized unmanaged index of high yield bonds.  Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.  The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS.  Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Iron Strategic Income Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-322-0575.  You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

**Comparison of the Growth of a $10,000 Investment in the Iron Strategic Income Fund - Investor Class and the Merrill Lynch High Yield Master II Index**

Iron Strategic Income Fund - Investor Class $13,924
Merrill Lynch High Yield Master II Index $16,719
Inception date
2/2/09
$17,000
$16,500
$16,000
$15,500
$15,000
$14,500
$14,000
$13,500
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
Value
February-09
March-09
April-09
May-09
June-09
July-09
July-09
August-09
September-09
October-09
November-09
December-09
January-10
February-10
March-10
April-10
May-10
June-10
July-10
August-10
September-10
Date

This graph shows the value of a hypothetical initial investment of $10,000 in the Investor Class of the Fund and the Merrill Lynch High Yield Master II Index on February 2, 2009 (inception of the share class) and held through September 30, 2010. The Merrill Lynch High Yield Master II Index is a widely recognized unmanaged index of high yield bonds.  Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.  The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS.  Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Iron Strategic Income Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-322-0575.  You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings – (Unaudited)

1 As a percent of net assets.

The investment objective of the Iron Strategic Income Fund is to maximize total return.  Total return is comprised of both income and capital appreciation.

Availability of Portfolio Schedules – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

About Your Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at April 1, 2010 and held through September 30, 2010.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - (Unaudited)

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

Iron Strategic Income Fund Institutional Class
	Beginning Account Value	Ending Account Value	Expense Paid During Period April 1, 2010 -
	April 1, 2010	September 30, 2010	September 30, 2010
Actual*	$1,000.00	$1,031.92	$5.78
Hypothetical**	$1,000.00	$1,019.38	$5.75

Iron Strategic Income Fund Investor Class
	Beginning Account Value	Ending Account Value	Expense Paid During Period April 1, 2010 -
	April 1, 2010	September 30, 2010	September 30, 2010
Actual***	$1,000.00	$1,030.93	$7.56
Hypothetical**	$1,000.00	$1,017.62	$7.51
*  Expenses are equal to the Institutional Class annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.
*** Expenses are equal to the Investor Class annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

Iron Strategic Income Fund
Schedule of Investments
September 30, 2010

	Principal Amount	Value

Corportate Bonds - United States - 4.14%

Amkor Technologies, Inc., 7.375%, 05/01/2018 (a)	$1,000,000	$1,017,500
Apria Healthcare Group I, 11.250%, 11/01/2014	1,000,000	1,105,000
Ball Corp., 6.750%, 09/15/2020	1,000,000	1,065,000
CIT Group, Inc., 7.000%, 05/01/2017	1,000,000	983,750
Clear Channel Worldwide, 9.250%, 12/15/2017	1,000,000	1,072,500
Consol Energy, Inc., 8.000%, 04/01/2017 (a)	1,000,000	1,087,500
Crosstex Energy L.P., 8.875%, 02/15/2018	1,000,000	1,052,500
Ford Motor Credit Co. LLC, 7.000%, 04/15/2015	1,000,000	1,069,617
Freescale Semiconductor, 9.250%, 04/15/2018 (a)	1,000,000	1,045,000
GMAC, Inc., 8.300%, 02/12/2015 (a)	1,000,000	1,092,500
Harrahs Operating Co., Inc., 10.000%, 12/15/2018	1,000,000	803,750
Host Hotels & Resorts, LP, 9.000%, 5/15/2017	1,000,000	1,121,250
Icahn Enterprises, 8.000%, 01/15/2018	1,000,000	1,010,000
International Lease Finance Corp., 8.625%, 09/15/2015 (a)	1,000,000	1,072,500
Lyondell Chemical Co., 11.000%, 05/01/2018	1,000,000	1,111,250
Mylan, Inc., 7.875%, 07/15/2020 (a)	1,000,000	1,076,250
Navistar International Corp., 8.250%, 11/01/2021	1,000,000	1,072,500
NewPage Corp., 11.375%, 12/31/2014	1,000,000	910,000
Phillips-Van Heusen, 7.375%, 05/15/2020	1,000,000	1,058,750
Qwest Communications International, 7.125%, 04/01/2018 (a)	1,000,000	1,055,000
Toys R Us Property, Co. I, 10.750%, 07/15/2017	1,000,000	1,135,000
Wynn Las Vegas LLC, 7.875%, 11/01/2017	1,000,000	1,077,500
		23,094,617

Corporate Bond - Canada - 0.20%

Bombardier, Inc., 7.750%, 03/15/2020 (a) (b)	1,000,000	1,085,000

Corporate Bond - Netherlands - 0.19%

NXP BV/NXP Funding LLC, 9.750%, 08/01/2018 (a) (b)	1,000,000	1,070,000

Corporate Bond - Luxembourg - 0.20%
Wind Acquisition Finance S.A., 11.750%, 07/15/2017 (a) (b)	1,000,000	1,125,625

Total Corporate Bonds (Cost $26,014,875)		26,375,242

Mutual Funds - 85.27%	Shares

American Beacon High Yield Bond Fund - Institutional Class (c)	220,467	1,955,538
Artio Global High Income Fund - Class I	1,626,494	16,980,598
BlackRock High Income Fund - Institutional Class	1,851,059	8,570,403
BlackRock High Yield Bond Fund - BlackRock Class	3,256,144	24,323,393
Calamos High Yield Fund - Class I (c)	294,796	2,889,007
Columbia High Income Fund - Class Z	399,612	3,200,892
Delaware High-Yield Opportunities Fund - Class I	409,447	1,654,166
DWS High Income Fund - Institutional Class	504,797	2,407,880
Eaton Vance Income Fund of Boston - Institutional Class	3,908,937	22,398,207
Federated High Income Bond Fund - Class A (c)	1,465,377	10,990,329
Federated High Yield Trust - Class I (c)	361,475	2,064,021
Federated Institutional High Yield Bond Fund	435,368	4,310,147
Fidelity Advisor High Income Advantage Fund - Class I	2,245,994	20,483,469
Fidelity Capital & Income Fund	2,617,792	23,769,556
Fidelity High Income Fund	1,822,221	16,108,433
First American High Income Bond Fund - Class Y	369,509	3,229,507
Franklin High Income Fund - Advisor Class	341,836	680,254
Goldman Sachs High Yield Fund - Institutional Class	1,898,974	13,653,622
Hartford High Yield Fund - Class Y	441,255	3,194,686
Invesco High Yield Fund - Institutional Class	2,056,852	8,659,348
Invesco High Yield Securities Fund - Class Y	76,300	1,285,653
Ivy High Income Fund - Class I	274,077	2,324,175
Janus High-Yield Fund - Class I	1,379,799	12,197,422
John Hancock High Yield Fund - Class I	2,519,881	9,247,965
JPMorgan High Yield Fund - Select Class	1,368,700	11,004,346
Loomis Sayles Institutional High Income Fund (c)	475,102	3,838,828
Lord Abbett Bond-Debenture Fund, Inc. - Class I	2,000,496	15,263,788
Lord Abbett High Yield Fund - Class I	709,780	5,465,309
MainStay High Yield Opportunities Fund - Class I	263,170	3,105,409
Metropolitan West High Yield Bond Fund - Class I	797,999	8,442,824
MFS High Income Fund - Class I	2,840,425	9,685,850
MFS High Yield Opportunities Fund - Class I	866,819	5,460,956
Natixis Loomis Sayles High Income Fund - Class Y	268,247	1,314,411
Northeast Investors Trust	610,223	3,679,646
Nuveen High Yield Bond Fund - Class I	79,676	1,387,959
PIMCO High Yield Fund - Institutional Class	3,057,679	28,283,529
Pioneer Global High Yield Fund - Class Y	1,855,420	18,758,291
Pioneer High Yield Fund - Class Y	1,923,899	18,373,241
Principal High Yield Fund I - Institutional Class	1,051,854	11,906,982

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Schedule of Investments - continued
September 30, 2010

Mutual Funds - 85.27% - continued	Shares	Value

Principal High Yield Fund - Institutional Class	582,601	$4,678,289
Prudential High Yield Fund, Inc. - Class Z	2,612,417	14,237,671
Putnam High Yield Advantage Fund - Class Y	1,121,038	6,804,702
Putnam High Yield Trust - Class Y	1,739,250	13,026,981
RiverSource High Yield Bond Fund - Class R5	6,029,936	16,461,726
SEI High Yield Bond Fund - Class A	1,608,345	11,692,666
T. Rowe Price High Yield Fund - Investor Class	2,777,616	18,637,803
T. Rowe Price Institutional High Yield Fund	431,180	4,234,191
TIAA-CREF High Yield Fund - Institutional Class	202,611	1,973,428
USAA High-Yield Opportunities Fund	1,392,116	11,471,034
Vanguard High-Yield Corporate Fund - Admiral Shares	1,040,534	5,931,048
Western Asset High Yield Portfolio - Institutional Class	412,673	3,515,978

TOTAL MUTUAL FUNDS (Cost $455,597,495)		475,215,557

Money Market Securities (d) - 9.06%

Federated Treasury Obligations Fund - Institutional Shares - 0.03%	12,647,187	12,647,187
Fidelity Institutional Treasury Only Portfolio - Class I - 0.01%	12,515,521	12,515,521
First American Government Obligations Fund - Class Z - 0.03%	12,647,187	12,647,187
First American Treasury Obligations Fund - Class Z - 0.00%	12,647,188	12,647,188

TOTAL MONEY MARKET SECURITIES (Cost $50,457,083)		50,457,083

TOTAL INVESTMENTS (Cost $532,069,453) - 99.06%		$552,047,882

Other assets less liabilities - 0.94%		5,262,004

TOTAL NET ASSETS - 100.00%		$557,309,886

(a) Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Advisor has determined that the security is liquid under criteria established by the Fund's Board of Trustees.
(b) Foreign bond denominated in U.S. dollars.
(c) A portion of this security may be deemed illiquid due to the Investment Company Act of 1940 provision stating that no issuer of any investment company security purchased or acquired by a registered investment company shall be obligated to redeem such security in an amount exceeding 1 per centum of such issuer's total outstanding securities during any period of less than thirty days.
(d) Variable rate securities; the money market rates shown represent the rate at September 30, 2010.

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Statement of Assets and Liabilities
September 30, 2010

Assets
Investment in securities:
At cost	$532,069,453
At value	$552,047,882

Dividends receivable	$2,567,501
Receivable for Fund shares sold	2,171,993
Interest receivable	614,910
Receivable for terminated swap agreements	482,639
Prepaid expenses	28,527
Receivable: 12b-1 rebate	5,392
Total assets	557,918,844

Liabilities
Payable to Advisor (a)	445,942
Payable for Fund shares redeemed	52,852
Payable to administrator, transfer agent, and fund accountant	34,345
12b-1 & Administration Plan fees accrued, Investor Class (a)	13,642
Payable to trustees and officers	1,015
Payable for swap collateral broker interest	155
Other accrued expenses	61,007
Total liabilities	608,958

Net Assets	$557,309,886

Net Assets consist of:
Paid in capital	$521,406,674
Accumulated undistributed net investment income	1,682,903
Accumulated net realized gain (loss) from investment transactions
and swap agreements	14,241,880
Net unrealized appreciation (depreciation) on investments	19,978,429

Net Assets	$557,309,886

Net Assets: Institutional Class	$537,058,598

Shares outstanding (unlimited number of shares authorized)	44,887,252

Net asset value and offering price per share	$11.96

Redemption price per share (Net Asset Value * 99%) (b)	$11.84

Net Assets: Investor Class	$20,251,288

Shares outstanding (unlimited number of shares authorized)	1,684,928

Net asset value and offering price per share	$12.02

Redemption price per share (Net Asset Value * 99%) (b)	$11.90

(a) See Note 5 in the Notes to the Financial Statements.
(b) The Fund charges a 1.00% redemption fee on shares redeemed within 30 days of purchase.

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Statement of Operations
For the fiscal year ended September 30, 2010

Investment Income
Dividend income (net of withholding tax $3)	$26,067,806
Interest income	628,836
Total Income	26,696,642

Expenses
Investment Advisor fee (a)	4,120,729
12b-1 fees, Investor Class (a)	27,932
Administration Plan Fee, Investor Class (a)	13,330
Administration expenses	239,084
Fund accounting expenses	97,551
Custodian expenses	69,346
Transfer agent expenses	50,265
Registration expenses	37,451
Legal expenses	32,558
24f-2 expenses	24,269
Insurance expenses	18,564
Auditing expenses	18,503
Printing expenses	14,254
Trustee expenses	8,929
Pricing expenses	7,838
CCO expenses	7,349
Miscellaneous expenses	2,141
Interest expense	1,932
Total Expenses	4,792,025
Net Investment Income	21,904,617

Realized & Unrealized Gain (Loss):
Net realized gain (loss) on:
Investment securities	22,617,707
Swap agreements	(9,699,151)
Change in unrealized appreciation (depreciation) on:
Investment securities	5,643,876
Swap agreements	9,000
Net realized and unrealized gain (loss) on investment securities
and swap agreements	18,571,432
Net increase (decrease) in net assets resulting from operations	$40,476,049

(a) See Note 5 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Statements of Changes In Net Assets

	For the	For the
	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2010	September 30, 2009
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$21,904,617	$6,952,368
Net realized gain (loss) on investment securities, futures contracts,
and swap agreements	12,918,556	3,330,800
Change in unrealized appreciation (depreciation) on investment securities,
futures contracts, and swap agreements	5,652,876	22,320,209
Net increase (decrease) in net assets resulting from operations	40,476,049	32,603,377

Distributions:
From net investment income, Institutional Class	(18,201,408)	(5,354,696)
From net investment income, Investor Class	(676,781)	(515)
From capital gains, Institutional Class	(2,583,986)	(86,676)
From capital gains, Investor Class	(999)	-
Total distributions	(21,463,174)	(5,441,887)

Capital Share Transactions - Institutional Class
Proceeds from shares sold	338,829,228	131,670,504
Reinvestment of distributions	16,616,926	4,724,696
Amount paid for shares redeemed	(75,175,569)	(62,205,881)
Proceeds from redemption fees collected (a)	252	475

Net increase (decrease) in net assets resulting from
Institutional Class capital share transactions	280,270,837	74,189,794

Capital Share Transactions - Investor Class
Proceeds from shares sold	21,672,215	47,361	(b)
Reinvestment of distributions	677,780	515	(b)
Amount paid for shares redeemed	(2,771,466)	-	(b)
Proceeds from redemption fees collected (a)	607	-	(b)

Net increase (decrease) in net assets resulting from
Investor Class capital share tranasactions	19,579,136	47,876

Total Increase (Decrease) in Net Assets	318,862,848	101,399,160

Beginning of year	238,447,038	137,047,878

End of year	$557,309,886	$238,447,038

Accumulated undistributed net investment income included
in net assets at the end of each period	$1,682,903	$1,619,789

Capital Share Transactions - Institutional Class
Shares sold	28,943,620	12,462,344
Shares issued in reinvestment of distributions	1,425,037	466,392
Shares redeemed	(6,390,203)	(6,563,835)

Net increase (decrease) in Institutional Class shares outstanding	23,978,454	6,364,901

Capital Share Transactions - Investor Class
Shares sold	1,856,741	4,295	(b)
Shares issued in reinvestment of distributions	57,655	46	(b)
Shares redeemed	(233,809)	-	(b)

Net increase (decrease) in Investor Class shares outstanding	1,680,587	4,341

(a) The Fund charges a 1% redemption fee on shares redeemed within 30 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 30 calendar days.
(b) For the period February 2, 2009 (Commencement of the Investor share class) through September 30, 2009.

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund - Institutional Class
Financial Highlights
For a share outstanding during each period

	For the		For the		For the	For the
	Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended	Period Ended
	September 30,		September 30,		September 30,	September 30,
	2010		2009		2008	2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$11.40		$9.42		$10.28	$10.00

Income from investment operations:
Net investment income (loss) (h)	0.62	(b)	0.52	(b)	0.43	0.50
Net realized and unrealized gain (loss)	0.57		1.85		(0.71)	0.26
Total from investment operations	1.19		2.37		(0.28)	0.76

Less Distributions to shareholders:
From net investment income	(0.52)		(0.38)		(0.35)	(0.48)
From net capital gains	(0.11)		(0.01)		(0.23)	-
Total distributions	(0.63)		(0.39)		(0.58)	(0.48)

Paid in capital from redemption fees (c)	-		-		-	-

Net asset value, end of period	$11.96		$11.40		$9.42	$10.28

Total Return (d)	10.66%		25.86%		-2.97%	7.72%	(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$537,059		$238,397		$137,048	$148,192
Ratio of expenses to average net assets (f)	1.15%		1.30%	(i)	1.22%	1.28%	(g)
Ratio of net investment income (loss) to
average net assets (f) (h)	5.33%		5.23%	(j)	4.19%	5.06%	(g)
Portfolio turnover rate	94.57%		285.55%		222.67%	147.72%

(a) For the period October 11, 2006 (commencement of operations) to September 30, 2007.
(b) Per share amounts calculated using average shares method.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) These ratios exclude the impact of expenses of the underlying funds in which the fund invests.
(g) Annualized.
(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(i) Ratio reflects interest expense. Had there been no interest expenses, the ratio would have been 1.29%.
(j) Ratio reflects interest expense. Had there been no interest expenses, the ratio would have been 5.24%.

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund - Investor Class
Financial Highlights
For a share outstanding during each period

	For the		For the
	Fiscal Year Ended		Period Ended
	September 30, 2010		September 30, 2009	(a)

Selected Per Share Data
Net asset value, beginning of period	$11.47		$9.30

Income from investment operations:
Net investment income (loss) (b) (g)	0.58		0.39
Net realized and unrealized gain (loss)	0.58		2.02
Total from investment operations	1.16		2.41

Less Distributions to shareholders:
From net investment income	(0.50)		(0.24)
From net capital gains	(0.11)		-
Total distributions	(0.61)		(0.24)

Paid in capital from redemption fees	-	(h)	-

Net asset value, end of period	$12.02		$11.47

Total Return (c)	10.34%		26.19%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$20,251		$50
Ratio of expenses to average net assets (e)	1.50%		1.64%	(f) (i)
Ratio of net investment income (loss) to
average net assets (e) (g)	4.88%		5.46%	(f) (j)
Portfolio turnover rate	94.57%		285.55%

(a) For the period February 2, 2009 (commencement of operations) to September 30, 2009.
(b) Per share amounts calculated using average shares method.
(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) These ratios exclude the impact of expenses of the underlying funds in which the Fund invests.
(f) Annualized.
(g) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(h) Redemption fees resulted in less than $0.005 per share.
(i) Ratio reflects interest expense. Had there been no interest expenses, the ratio would have been 1.63%.
(j) Ratio reflects interest expense. Had there been no interest expenses, the ratio would have been 5.47%.

See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Notes to the Financial Statements
September 30, 2010

NOTE 1.  ORGANIZATION

The Iron Strategic Income Fund (the “Fund”) was organized as a non-diversified series of the Unified Series Trust (the “Trust”) on February 13, 2006.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Fund is one of a series of funds currently authorized by the Board.  The investment advisor to the Fund is Iron Financial, LLC (the “Advisor”).

The Fund currently offers two classes of shares, Institutional Class and Investor Class.  Institutional shares were first offered to the public on October 11, 2006; and Investor shares were first offered to the public on February 2, 2009.  Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board.  The primary difference between the two classes is attributable to the distribution and administrative service fee arrangements for the Investor Class.  On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class.  On matters that affect only one class, only shareholders of that class may vote.  Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law.  Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.  The Fund may offer additional classes of shares in the future.

The Fund is not a “diversified” fund as the term is defined in the 1940 Act, which means that the Fund may invest a greater percentage of its assets in a particular issuer compared with diversified mutual funds.  The change in value of any one security could affect the overall value of the Fund more than it would the value of a diversified fund.  To the extent the Fund invests a significant percentage of its assets with a single counterparty, through swaps or certain repurchase agreements, the Fund is subject to the risks of investing with that counterparty, and may be more susceptible to a single adverse economic or regulatory occurrence affecting that counterparty.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2006.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).  Expenses attributable to any class are borne by that class.  Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets of that class in relation to the relative net assets of the Fund.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual

Iron Strategic Income Fund
Notes to the Financial Statements - continued
September 30, 2010

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended September 30, 2010, the Fund made the following reclassifications to increase (decrease) the components of net assets:

	Accumulated Undistributed	Accumulated Net Realized
	Net Investment Income	Gain on Investments
Iron Strategic Income Fund	$(2,963,314)	$2,963,314

Swap Agreements - The Fund may enter into credit default swap agreements. A credit default swap involves a protection buyer and a protection seller.  The Fund may be either a protection buyer or seller.  The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer, or basket of securities. The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange.  The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be collateralized by designating liquid assets on the Fund’s books and records. The credit default swaps are marked to market daily based upon quotes received from a pricing service and any change in value is recorded in unrealized appreciation/depreciation. Periodic payments paid or received are recorded in realized gain/loss.  Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations.  Payments made or received as a result of a credit event or termination of the contract, are recognized, net of a proportional amount of the upfront payment, as realized gains/losses.  In addition to bearing the risk that the credit event will occur as a protection seller, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on its obligation to perform.  Please see Note 4 for information on swap agreement activity during the fiscal year ended September 30, 2010.

Futures Contracts - The Fund uses futures contracts to manage its exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. Secondary margin limits are required to be maintained while futures are held, as defined by each contract.  During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of entering into the contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.  As of and during the year ended September 30, 2010, the Fund did not hold any futures contracts.

Iron Strategic Income Fund
Notes to the Financial Statements - continued
September 30, 2010

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique).  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive.  When this happens, the security will be classified as a Level 2 security.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board.  These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are priced at the ending net asset value (NAV) provided by the service agent of the fund.  These securities will be categorized as Level 1 securities.

Derivative instruments that the Fund invests in, such as swap agreements and futures contracts, are generally traded over-the-counter. The credit default swaps the Fund invests in will generally be valued at the mean of bid and ask prices provided by a major credit default swap pricing provider and will generally be classified as Level 2 securities. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and will generally be categorized as Level 1 securities.

Iron Strategic Income Fund
Notes to the Financial Statements - continued
September 30, 2010

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Fixed income securities, including corporate bonds, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2010:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$-	$26,375,242	$-	$26,375,242

Mutual Funds	475,215,557	-	-	475,215,557

Money Market Securities	50,457,083	-	-	50,457,083

Total	$525,672,640	$26,375,242	$-	$552,047,882

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Iron Strategic Income Fund
Notes to the Financial Statements - continued
September 30, 2010

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may obtain exposure to the fixed income market by investing in derivatives. The Fund may also use derivative instruments for any purpose consistent with its investment objective including hedging or managing risk or ensuring that the Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by Fund shareholders.  Derivative securities may be used to “lock-in” realized but unrecognized gains in the value of the Fund’s securities.  Risk management strategies include, but are not limited to, facilitating the sale of securities, managing the effective maturity or duration of debt obligations in its portfolio, or creating alternative exposure to debt securities.  The Fund may also use derivatives to establish a position in the fixed income markets as a substitute for buying, selling, or holding certain securities.  The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way to invest than traditional debt securities would.

The Fund enters into credit derivatives, such as credit default swaps, to gain exposure to or to mitigate specific forms of credit risk.  Swaps expose the Fund to counterparty risk (described below).  The Fund could also suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

Many of the markets in which the Fund effects its derivative transactions are “over-the-counter” or “interdealer” markets.  The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets.  When the Fund invests in derivative, over-the-counter transactions, it is assuming a credit risk with regard to parties with whom it trades and also bears the risk of settlement default.  These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.  This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.

To mitigate counterparty risk on swap agreements, the Fund requires the counterparty to post collateral to cover the Fund’s exposure. The cash is restricted and is held as collateral for the swap agreements, and is invested primarily in money market mutual funds.

As of September 30, 2010, the Fund did not hold any credit default swap agreements.  The receivable for terminated swap agreements is reflected on the Statement of Assets and Liabilities under Receivable for terminated swap agreements and amounted to $482,639 as of September 30, 2010.  The effect of trading in credit default swap agreements is reflected on the Statement of Operations under net realized gain (loss) on swap agreements and change in unrealized appreciation (depreciation) on swap agreements.  For the fiscal year ended September 30, 2010, the realized gain (loss) and change in unrealized appreciation (depreciation) on derivatives were as follows:

Derivatives	Location of Gain (Loss) on Derivatives in Statements of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Credit Risk:	Net realized gain (loss) on swap
Credit Default Swap Agreements	agreements and Change in unrealized
appreciation (depreciation) on swap
	agreements	(9,699,151)	9,000

The Fund had purchased a total notional value of swap agreements of $1,262,600,000 during the current fiscal year. The total notional value of terminated swap agreements was $1,307,600,000.  The Fund utilized credit derivative instruments in conjunction with investment securities in an effort to achieve its investment objective for the fiscal year ended September 30, 2010.  The volume associated with credit derivative positions during the year was approximately 14%, based on average monthly notional amount in comparison to net assets during the year ended September 30, 2010.  The Fund was not a “protection seller” of credit default swaps during the fiscal year.

Iron Strategic Income Fund
Notes to the Financial Statements - continued
September 30, 2010

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. For the fiscal year ended September 30, 2010, the Advisor earned a fee of $4,120,729 from the Fund.   At September 30, 2010, the Fund owed the Advisor $445,942 for advisory services.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the fiscal year ended September 30, 2010, HASI earned fees of $239,084 for administrative services provided to the Fund.  At September 30, 2010, HASI was owed $22,414 by the Fund for administrative services.  Certain officers of the Trust are members of management and/or employees of HASI. HASI is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended September 30, 2010, HASI earned fees of $28,172 from the Fund for transfer agent services and $22,093 in reimbursement of out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended September 30, 2010, HASI earned fees of $97,551 from the Fund for fund accounting services.  At September 30, 2010, the Fund owed HASI $2,347 for transfer agent services, $607 in reimbursement of out-of-pocket expenses, and $8,977 for fund accounting services.

The Fund has adopted a Distribution Plan (the “Plan”) for its Investor Class shares pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”).  The Fund or Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of Investor Class shares, or who provides certain shareholder services, pursuant to a written agreement.  The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred.  It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.  For the fiscal year ended September 30, 2010, the 12b-1 expense incurred by the Investor Class was $27,932.  The Fund owed Iron Financial LLC $12,007 for 12b-1 fees as of September 30, 2010.

The Fund retains Unified Financial Securities, Inc. (the “Distributor”) to act as the principal distributor of the Fund’s shares.  There were no payments made by the Fund to the Distributor for the fiscal year ended September 30, 2010.   The Fund has adopted an Administration Plan (the “Admin Plan”) with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.10% of the average daily net assets of the Fund’s Investor Class shares to the Fund’s Distributor to compensate financial intermediaries who provide administrative services to the Investor Class shareholders.  Financial intermediaries eligible to receive payments under the Admin Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that sell and/or provide administrative services to Investor Class shareholders.

The Admin Plan requires the Distributor to enter into a written agreement with a financial intermediary describing the administrative services to be provided to the Fund’s Investor Class shareholders before the Distributor can compensate the financial intermediary pursuant to the Admin Plan. For purposes of the Admin Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Investor Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Investor Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as record holder and nominee of all Investor Class shares beneficially owned by the customers; (e) providing sub-accounting with respect to Investor Class shares of the Fund beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Investor Class shares owned by each customer; (f) providing periodic statements to each customer showing account

Iron Strategic Income Fund
Notes to the Financial Statements - continued
September 30, 2010

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) responding to customer inquiries relating to the Investor Class shares or the services; (j) providing the necessary computer hardware and software which links the intermediary’s systems to the Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions.  For the fiscal year ended September 30, 2010, the Investor class incurred $13,330 in Admin Plan Fees.  At September 30, 2010, the Fund owed Unified Financial Securities, Inc. $1,635 in Admin Plan Fees.

NOTE 6.  INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2010, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases

U.S. Government Obligations	$-
Other	580,072,834
Sales
U.S. Government Obligations	$-
Other	317,563,993

As of September 30, 2010, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross appreciation	$19,748,012

Gross depreciation	(202,243)

Net appreciation (depreciation)
on investments	$19,545,769

At September 30, 2010, the aggregate cost of securities for federal income tax purposes was $532,502,113 for the Fund.

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 8.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940.  At September 30, 2010, SEI Private Trust Co., for the benefit of its customers, owned 77.74% of the Institutional class.  As a result, SEI Private Trust Co. may be deemed to control the Institutional class.  At September 30, 2010, Charles Schwab, for the benefit of its customers, owned 96.51% of the Investor class.  As a result, Charles Schwab may be deemed to control the Investor class.

Iron Strategic Income Fund
Notes to the Financial Statements - continued
September 30, 2010

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

For the fiscal year ended September 30, 2010, the Institutional class paid quarterly income distributions totaling $0.516 per share.  On December 4, 2009, the Institutional class paid a short-term capital gain distribution of $0.1077 per share to shareholders of record on December 3, 2009.

For the fiscal year ended September 30, 2010, the Investor class paid quarterly income distributions totaling $0.498 per share.  On December 4, 2009, the Investor class paid a short-term capital gain distribution of $0.1077 per share to shareholders of record on December 3, 2009.

The tax characterization of distributions paid for the fiscal years ended September 30, 2010 and September 30, 2009 was as follows:

	2010	2009
Distributions paid from:
Ordinary Income*	$21,463,174	$5,441,887
Total Distributions	$21,463,174	$5,441,887

*Short term capital gain distributions are treated as ordinary income for tax purposes.

As of September 30, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$16,357,443
Unrealized appreciation (depreciation)	19,545,769
$35,903,212

As of September 30, 2010, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales in the amount of $432,660.

NOTE 10.  RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration.  Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market.  The Fund has acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933.  It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At September 30, 2010, the aggregate value of such securities amounted to $10,726,875 and value amounts to 1.92% of the net assets of the Fund.

Iron Strategic Income Fund
Notes to the Financial Statements - continued
September 30, 2010

NOTE 10.  RESTRICTED SECURITIES – continued

		Shares or
	Acquisition	Principal	Amortized
	Date	Amount	Cost	Value
Amkor Technologies, Inc., 7.375%, 05/01/2018	9/14/2010	$1,000,000	$1,014,929	$1,017,500
Consol Energy, Inc., 8.000%, 04/01/2017	4/14/2010	1,000,000	1,046,721	1,087,500
Freescale Semiconductor, 9.250%, 04/15/2018	7/28/2010	1,000,000	1,040,551	1,045,000
GMAC, Inc., 8.300%, 02/12/2015	4/14/2010	1,000,000	1,050,378	1,092,500
International Lease Finance Corp., 8.625%, 09/15/2015	4/14/2010	1,000,000	1,020,915	1,072,500
Mylan, Inc., 7.875%, 07/15/2020	6/21/2010	1,000,000	1,031,874	1,076,250
Qwest Communications International, 7.125%, 04/01/2018	4/14/2010	1,000,000	1,032,933	1,055,000
Bombardier, Inc., 7.750%, 03/15/2020	8/3/2010	1,000,000	1,079,015	1,085,000
NXP BV/NXP Funding LLC, 11.750%, 08/01/2018	9/14/2010	1,000,000	1,054,934	1,070,000
Wind Acquisition Finance S.A., 11.750%, 07/15/2017	4/14/2010	1,000,000	1,109,942	1,125,625

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Iron Strategic Income Fund
(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Iron Strategic Income Fund (the “Fund”), a series of the Unified Series Trust, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods in the period then ended as indicated.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Iron Strategic Income Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods in the period then ended as indicated, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
November 29, 2010

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 63) Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present
President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 59) Independent Trustee, December 2002 to present
President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005;  Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 58) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 61) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004)  and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher (Age - 44) President, November 2009 to present
Senior Vice President of Huntington Asset Services, Inc., the Trust’s Administrator; President and Treasurer of Unified Financial Securities, Inc., the Trust’s Distributor; Employed in various positions with Huntington Asset Services, Inc. and Unified Financial Securities, Inc., since September 2000.

John C. Swhear (Age - 48) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 35) Treasurer and Chief Financial Officer, November 2008 to present
Vice President of Fund Accounting, Financial and Tax Reporting for Huntington Asset Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present
Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of  CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor,  from September 2000 to December 2004; Director of Compliance of Huntington Asset Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000 to October 2004.

Tara Pierson (Age - 35) Secretary, June 2010 to present; Assistant Secretary, November 2008 to May 2010	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.
*    The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  26 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of September 30, 2010.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-877-322-0575 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal (Unaudited)

The approval of the Amended and Restated Management Agreement (the “Agreement”) for the Fund was considered by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively the “Trustees,” each a “Trustee”) at an in-person meeting held May 23-24, 2010.  The Chairman of the Board noted that on May 10, 2010, the Advisor Contract Renewal Committee (“Committee”) convened to consider the renewal of these management agreements and to conduct interviews of the Advisor’s portfolio managers and compliance personnel.

The Chairman noted that the Committee had received and reviewed the following materials provided by each Advisor and the Administrator prior to their meeting:  (i) executed copies of the management agreement, and expense cap side letter, if any;  (ii)  the Administrator’s letter to the Advisor requesting detailed information designed to assist the Trustees in their review pursuant to Section 15(c) of the 1940 Act, and the Advisor’s responses thereto; (iii) a memorandum from the Trust’s CCO summarizing the Advisor’s compliance program, including its code of ethics and proxy voting policy; (iv) the Advisor’s most current Form ADV Parts I and II and accompanying schedules, (v) current financial statements for the Advisor; (vi) performance reports provided by the Administrator listing the Funds’ returns for various periods ended March 31, 2010, and comparisons the Funds’ benchmark and peer group for the same periods, and (vii) the Administrator’s analysis of each Fund’s advisory fee and total expense ratio (after fee waivers and reimbursements) compared to those of its peer group.  The Chairman noted that after discussing the materials, the Committee had interviewed representatives of each Fund’s Advisor, typically including senior executives, portfolio managers and compliance personnel of the Advisor.  A trustee recalled that he had led the interviews and had asked the questions from the Trust’s standard 15(c) checklist, including but not limited to a request for the Advisor’s market outlook, a description of any changes in the Advisor’s personnel or operations, and an attribution analysis of the Fund’s performance during the prior year.

The Trustees confirmed that they had received and evaluated such information as they deemed necessary to make their decision.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by their independent legal counsel, and their own business judgment, to be relevant.  They noted that this included information that had been provided by the Trust’s CCO and the Administrator to the Board throughout the year at regular quarterly meetings, as well as information that was specifically furnished to the Committee in connection with its review of the management agreements.

The Chairman then summarized the factors considered by the Committee members during their deliberations.  After further discussion, the Trustees confirmed the factors they considered during their review of these Advisors as follows:

(i)           The Nature, Extent and Quality of Services – The Trustees reviewed the responses from the Advisor as to the resources provided to the IRON Strategic Income Fund (the “Fund”), and whether the resources are sufficient to achieve performance goals, and meet compliance and other needs of the Fund.  The Trustees recalled that the Advisor’s resources appear adequate, and specifically noted that the Advisor provides two portfolio managers to manage the Fund, each of whom has substantial experience to manage the Fund.  They also noted that the Advisor also provides the support of other professional personnel, including a trader and compliance officer. The Trustees considered the Advisor’s report that it had increased staff to assist its portfolio managers, including a quantitative analyst and a programmer for its data management system, and that the Advisor had engaged a marketing consultant.

The Trustees recalled that various compliance reports had been provided by the Administrator and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were consistently complied with by the Advisor during the last year.  The Trust’s CCO summarized his review of the Advisor’s compliance policies and procedures and stated that they appeared reasonably designed to prevent violation of federal securities laws.   The CCO noted that the Advisor had engaged a third party compliance consultant to test its procedures and had been working to implement a new application to assist with portfolio compliance.

(ii)           Fund Performance – The Administrator reported that for the one year period ended March 31, 2010, the Fund had positive performance, although it had underperformed its peer group’s average and its benchmark.  The Trustees noted that the Fund’s Institutional Class had outperformed the Fund’s peer group average and its category average for the three year period ended March 31, 2010.  The Trustees further noted that the Fund was ranked first in the Morningstar category of High Yield Bond Funds for the last six months and has a five star Morningstar rating.  The Trustees noted that the Investor Class recently had commenced operations and its performance would be reviewed later as performance history becomes available.

(iii)           Fee Rates and Profitability –  The Trustees recalled that the Advisor’s 1.00% management fee is higher than its peer group average.   The Trustees noted that the higher fee appeared reasonable due to the increased time and effort required by the Advisor to manage and rotate the Fund’s assets in and out of the high yield market, which is research and time intensive. The Trustees recalled that the Advisor had reported that the Fund’s management agreement was reasonably profitable but that profits were not excessive.  The Trustees noted that the Advisor had reported that it had not entered into any soft dollar arrangements with executing brokers.  The Advisor also had reported that any 12b-1 and administrative services fees for the Fund’s Investor Class shares were paid out to selling brokers and mutual fund platform sponsors that provide distribution and administrative services to Investor Class shareholders.

(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees.  The Trustees requested that the Advisor consider fee breakpoints once the Fund’s assets reach at least $500 million, similar to the fee breakpoint provided to the Advisor’s private clients, and the Advisor indicated that although it had no immediate plans to institute fee breakpoints, it was willing to consider such breakpoints in the future for the Funds.  The Trustees noted that it did not appear the Advisor had begun to realize any significant economies of scale from managing the Fund.

The Committee reviewed the foregoing with the Board, indicating that its members had determined that the Fund’s advisory fee (after fee waivers and reimbursement) by the Advisor) was reasonable and that its members were unanimously recommending that the Board renew the Agreement.

After reviewing and discussing the materials and the Committee’s recommendation, the Trustees, including the independent Trustees, unanimously determined that continuation of the Agreement between the Trust and the Advisor is in the best interest of the Fund and its shareholders and voted to continue the Agreement for an additional year.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge, upon request: (1) by calling the Fund at (877) 322-0575; and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Melissa K. Gallagher, President
John C. Swhear, Senior Vice President
Christopher E. Kashmerick, Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISOR
Iron Financial,  LLC
630 Dundee Road
Suite 200
Northbrook, IL  60062

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 N Meridian St, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn, LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN
U.S. Bank, N.A.
425 Walnut St.
Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 N Meridian St, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.
Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC
www.ironfunds.com

FCI Funds

Annual Report

September 30, 2010

Fund Advisor:

Financial Counselors, Inc.
442 West 47th Street
Kansas City, MO  64112

Toll Free (877) 627-8504

   FCI Equity Fund

Dear Fellow Shareholders:

Market Review

In the third quarter, the equity markets rebounded sharply from the previous quarter. The unlikely team of small, “distressed” and high yield equities performed the best which implies selective risk taking combined with demand for income. The equity markets have been stuck within a trading range throughout the year. Positive changes made in corporate America to reduce expenses and improve margins have enabled companies to report outstanding earnings and cash flow growth. As a result, valuation levels are very reasonable. Interest rates continue to remain low, which is positive for equity valuations and should encourage investors to move into asset classes with higher total return potential.

Portfolio Review

The FCI Equity Fund increased 10.79% in the September quarter versus an increase in the S&P 500 Index of 11.30%. Our sector overweight and stock selection in the basic materials sector contributed materially for the quarter. Detractors for the period came from our stock selection within consumer discretionary and health care.

Our focus and process leads us to own high quality, large growth stocks that can be purchased at reasonable prices. We believe recent strength is a start of relative outperformance as our companies typically excel in a slow and volatile economic recovery. The two major headwinds that will hold this recovery back are stubbornly high unemployment and eventually rising interest rates.

Fund Performance

The September quarter marked the end of a positive fiscal year. The Fund increased 5.62% in the fiscal year, underperforming its primary benchmark. The S&P 500 Index increased 10.18%. Please review some of the largest contributors and detractors related to Fund performance in the fiscal year ended September 30, 2010:

Contributors                                   $ Gain

Sybase                                                $111,016
Cummins                                           $ 94,728
Potash                                                $ 92,688
McDonalds                                        $ 72,038
Apple                                                  $ 65,627

Detractors                                        $ Loss

Hewlett Packard                                $ 79,788
Bank America                                    $ 76,332
Monsanto                                           $ 74,844
GameStop                                          $ 64,996
General Electric                                $ 60,559

The FCI Equity Fund has a low risk profile due to our focus on high quality larger companies. This focus detracted from performance as large companies lagged smaller ones for the fiscal year ended 9/30/2010.  ROE (return on equity) metric is a valued part of our process and the period saw companies with higher ROE lagging all other  strategies within the S&P 500 (source Merrill Lynch Performance Monitor).  An additional detractor from performance was our stock selection within the consumer discretionary sector.  The companies more indicative of a robust economy outperformed our selection of more defensive stocks.

We will continue to follow our disciplined investment process. We are pleased with our absolute performance and volatility measurements.  We struggled on a relative basis this last year, but this changed in the month of September. In our opinion, the current economic recovery will be weaker than normal and it’s not if, but when, large high quality equities start to exhibit relative outperformance versus our benchmarks.

Investment Results - (Unaudited)

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted.  For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-627-8504.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**   The S&P 500® Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above.  Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. member FINRA.

Comparison of the Growth of a $250,000 Investment in the FCI Equity Fund and the S&P 500® Index

FCI Equity Fund - $249,632
S&P 500 Index - $265,096
Inception Date 10/05/2005
Value
$350,000
$325,000
$300,000
$275,000
$250,000
$225,000
$200,000
$175,000
$150,000
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Date

The chart above assumes an initial investment of $250,000 made on October 5, 2005 (commencement of Fund operations) and held through September 30, 2010. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.  The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period.   THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the FCI Equity Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-627-8504.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FCI Bond Fund

Dear Fellow Shareholders:

FCI Bond Fund

Bond Market Review

The U.S. bond market generated solid returns for the 12 months ended September 30, 2010.  The Barclays Intermediate Government / Credit Index increased 7.76% over this timeframe.  Interest rates declined on Treasury securities while credit spreads continued their narrowing bias as the risk-free rate and risky assets improved in tandem.  While all major investment grade fixed income categories performed well during the period, corporate bond performance was the finest with a 12.27% return.

The Federal Reserve communicated a complete 180 degree turn in their monetary policy stance over the last year.  A recovering economy in the US and a variety of early cyclical economic data points suggested a sustainable GDP environment and therefore the Fed’s message was one of the need to begin removing policy accommodation.   Then, a sovereign debt crisis erupted in Europe in late spring 2010; this caused a short-term shock to the global financial economic and investment environment.  Austerity measures, initiated in Europe after a series of country debt bailouts were announced, changed the tenor of major developed country forecasted growth rates and moved the Fed toward considering further monetary easing policies.

Statements from Ben Bernanke and other Federal Reserve Presidents about reinstituting another round of Quantitative Easing (QE2) resulted in record low yield levels in short to intermediate maturity Treasury issues.  5-yr Treasury yields tumbled over 1 percent during the last 12 months. They declined to record lows falling below 1.25% in late September 2010.  Uncomfortably low rates of inflation and unacceptably high rates of unemployment mean the Fed has missed both of its congressional mandates and will likely ease policy further.

Portfolio Overview

The objective of the FCI Bond Fund is to provide total return.  The Advisor seeks to accomplish this objective by adding relative to a benchmark through the use of duration management, sector allocation and individual security selection initiatives.

The large drivers of performance for the period were sector allocation and security selection.  The Fund was underweight Treasuries and overweight the corporate sector which out-performed Treasuries by almost 5.00%.  Our agency and mortgage holdings had little impact on the overall performance of the portfolio. The Fund duration position was a slight negative for relative performance while our yield curve placement was a net positive.  The static income produced from securities held in the portfolio exceeds that of the index, providing another positive factor affecting Fund performance.

Going forward, we believe a great portion of the decline in rates has already occurred in anticipation of QE2.  To that end, QE2 should put a ceiling on rates for the near term and any actual increase in the Fed Funds rate is too far off to consider at this time.

With regards to sectors, we remain bullish on finance company bonds, particularly select banks and insurance issuers, not only because valuations remain attractive but because we continue to expect that new Basel guidelines and financial regulations will leave banks less leveraged and less risky and therefore we believe they will become even better credits.  The extra liquidity boost provided by the Fed should provide a positive backdrop for most fixed income categories compared to Treasuries.

Fund Performance

For the period from 10/1/09 through 9/30/10, the Bond Fund’s performance was 8.12% compared to the Barclays Intermediate Government / Credit Index’s performance of 7.76% for the same period.

For the period, the Fund’s overweight in the corporate sector contributed to outperforming the index as the corporate sector outperformed treasuries by almost 5%.  The Fund also exhibits higher income potential than the index, contributing to the overall performance.

Investment Results – (Unaudited)

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted.  For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-627-8504.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**   The Barclays Intermediate Government/Credit Bond Index® is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above.  Please read it carefully before investing.

 The Fund is distributed by Unified Financial Securities, Inc. member FINRA.

**Comparison of the Growth of a $250,000 Investment in the FCI Bond Fund and the Barclays Intermediate U.S. Government/Credit Index®**

FCI Bond Fund - $330,811
Barclays Intermediate U.S. Government/Credit Index - $333,713
Value
$345,000
$335,000
$325,000
$315,000
$305,000
$295,000
$285,000
$275,000
$265,000
$255,000
$245,000
Inception Date 10/04/2005
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Date

The chart above assumes an initial investment of $250,000 made on October 4, 2005 (commencement of Fund operations) and held through September 30, 2010. The Barclays Intermediate Government/Credit Bond Index® is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.  The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period.   THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the FCI Bond Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-627-8504.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS (Unaudited)

  1As a percent of net assets.

The investment objective of the FCI Equity Fund is long-term capital appreciation

  1As a percent of net assets.

The investment objective of the FCI Bond Fund is total return, comprised of both income  and capital appreciation.

Availability of Portfolio Schedule (Unaudited)

The Funds each file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov.  The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses  (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning and held for the six month period, April 1, 2010 to September 30, 2010.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not either of the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

FCI Equity Fund	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period* April 1, 2010 – September 30, 2010
Actual	$1,000.00	$978.59	$4.96
Hypothetical **	$1,000.00	$1,020.05	$5.06
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the     period, multiplied by 183/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

FCI Bond Fund	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period* April 1, 2010 – September 30, 2010
Actual	$1,000.00	$1,049.17	$4.11
Hypothetical**	$1,000.00	$1,021.06	$4.05
* Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

FCI Funds
FCI Equity Fund
Schedule of Investments
September 30, 2010

Common Stocks - 96.51%	Shares	Value

Agriculture Chemicals - 1.31%
Monsanto Co.	3,500	$167,755

Aircraft Engines & Engine Parts - 1.67%
United Technologies Corp.	3,000	213,690

Air Courier Services - 2.27%
FedEx Corp.	3,400	290,700

Aluminum Refining - 2.37%
Alcoa, Inc.	25,000	302,750

Computer Communications Equipment - 2.57%
Cisco Systems, Inc. (a)	15,000	328,500

Converted Paper & Paperboard Products (No Containers/Boxes) - 1.53%
Kimberly-Clark Corp.	3,000	195,150

Crude Petroleum & Natural Gas - 3.36%
Apache Corp.	2,000	195,520
Southwestern Energy Co. (a)	7,000	234,080
		429,600

Drilling Oil & Gas Wells - 2.01%
Transocean Ltd. (a)	4,000	257,160

Electronic & Other Electrical Equipment (No Computer Equipment) - 2.16%
General Electric Co.	17,000	276,250

Electronic Computers - 2.22%
Apple, Inc. (a)	1,000	283,750

Engines & Turbines - 2.48%
Cummins, Inc.	3,500	317,030

Food & Kindred Products - 1.82%
Unilever PLC (b)	8,000	232,800

Industrial Instruments for Measurement - 1.59%
Danaher Corp.	5,000	203,050

Instruments For Measurements & Testing Of Electricity & Electronic Signals - 1.92%
Itron, Inc. (a)	4,000	244,920

Measuring & Controlling Devices - 2.25%
Thermo Fisher Scientific, Inc. (a)	6,000	287,280

Mining, Quarrying of Non Metallic Material (No Fuels) - 1.44%
Vulcan Materials Co.	5,000	184,600

National Commercial Banks - 1.49%
JPMorgan Chase & Co.	5,000	190,350

See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Equity Fund
Schedule of Investments - continued
September 30, 2010

Common Stocks - 96.51% - continued	Shares	Value

Natural Gas Transmission & Distribution - 2.12%
Spectra Energy Corp.	12,000	$270,600

Office Machines - 1.67%
Pitney Bowes, Inc.	10,000	213,800

Oil & Gas Field Machinery & Equipment - 1.74%
National-Oilwell Varco, Inc.	5,000	222,350

Oil, Gas, Field Services - 1.30%
Schlumberger Ltd.	2,700	166,347

Petroleum Refining - 1.90%
Chevron Corp.	3,000	243,150

Pharmaceutical Preparations - 4.18%
Celgene Corp. (a)	4,700	270,767
Teva Pharmaceutical Industries Ltd. (b)	5,000	263,750
		534,517

Plastic Material, Synthetic Resin/Rubber, Cellulos (No Glass) - 2.09%
E.I. du Pont de Nemours and Co.	6,000	267,720

Public Building and Related Furniture - 2.39%
Johnson Controls, Inc.	10,000	305,000

Radio & TV Broadcasting & Communications Equipment - 2.12%
QUALCOMM, Inc.	6,000	270,720

Retail - Eating Places - 1.75%
McDonald's Corp.	3,000	223,530

Retail - Lumber & Other Building Materials Dealers - 1.39%
Lowe's Companies, Inc.	8,000	178,320

Security & Commodity Brokers, Dealers, Exchanges & Services - 5.37%
CME Group, Inc.	1,000	260,450
IntercontinentalExchange, Inc. (a)	2,400	251,328
T. Rowe Price Group, Inc.	3,500	175,228
		687,006

Security Brokers, Dealers & Flotation Companies - 2.03%
Goldman Sachs Group, Inc./The	1,800	260,244

See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Equity Fund
Schedule of Investments - continued
September 30, 2010

Common Stocks - 96.51% - continued	Shares	Value

Semiconductors & Related Devices - 3.80%
Applied Materials, Inc.	23,000	$268,640
Cree, Inc. (a)	4,000	217,160
		485,800

Services - Business Services - 3.94%
eBay, Inc. (a)	10,000	244,000
Visa, Inc. - Class A	3,500	259,910
		503,910

Services- Computer Integrated Systems Design - 1.97%
Cerner Corp. (a)	3,000	251,970

Services - Computer Programming, Data Processing, Etc. - 2.67%
Google, Inc. - Class A (a)	650	341,764

Services - Educational Services - 2.89%
DeVry, Inc.	7,500	369,075

Services - Engineering Services - 2.18%
Aecom Technology Corp. (a)	11,500	278,990

Services - Prepackaged Software - 3.38%
Microsoft Corp.	10,000	244,900
Oracle Corp.	7,000	187,950
		432,850

State Commercial Banks - 1.89%
Northern Trust Corp.	5,000	241,200

Surgical & Medical Instruments & Apparatus - 4.23%
Becton, Dickinson & Co.	3,500	259,350
Covidien PLC	7,000	281,330
		540,680

Wholesale - Drugs Proprietaries & Druggists' Sundries - 1.54%
McKesson Corp.	3,200	197,695

Wholesale - Groceries & Related Products - 1.56%
Sysco Corp.	7,000	199,640

Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies - 1.95%
LKQ Corp. (a)	12,000	249,600

TOTAL COMMON STOCKS (Cost $11,385,477)		12,341,813

See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Equity Fund
Schedule of Investments - continued
September 30, 2010

	Shares	Value
Money Market Securities - 6.21%
Fidelity Institutional Government Portfolio - Class I, 0.06% (c)	793,676	$793,676

TOTAL MONEY MARKET SECURITIES (Cost $793,676)		793,676

TOTAL INVESTMENTS (Cost $12,179,153) - 102.72%		$13,135,489

Liabilities in excess of other assets - (2.72)%		(347,753)

TOTAL NET ASSETS - 100.00%		$12,787,736

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable rate security; the money market rate shown represents the rate at September 30, 2010.

See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Bond Fund
Schedule of Investments
September 30, 2010

Common Stocks - 1.20%	Shares	Value

Marine Transportation -1.08%
Knightsbridge Tankers Ltd.	6,000	$113,400
Navios Maritime Holdings, Inc.	21,000	123,270
Teekay Tankers Ltd.	11,000	143,110
		379,780
Office Machines - 0.12%
Pitney Bowes, Inc.	2,000	42,760

TOTAL COMMON STOCKS (Cost $421,560)		422,540

Closed End Funds - 0.48%
BlackRock Credit Allocation Fund, Inc.	2,000	20,920
Calamos Convertible Opportunities & Income Fund	11,500	148,005

TOTAL CLOSED END FUNDS (Cost 164,873)		168,925

Real Estate Investment Trusts - 1.29%
Chimera Investment Corp.	38,000	150,100
Starwood Property Trust, Inc.	4,000	79,480
Walter Investment Management Corp.	8,500	148,665
Winthrop Realty Trust	6,000	74,160

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $430,053)		452,405

Holding & Investment Management Companies - 1.29%
Ares Capital Corp.	13,000	203,450
Hercules Technology Growth Capital, Inc.	4,000	40,440
NGP Capital Resources Co.	5,000	45,300
Pennantpark Investment Co.	15,500	164,455

TOTAL HOLDING & INVESTMENT MANAGEMENT COMAPANIES (Cost $412,946)		453,645

Royalty Trusts - 0.75%
Hugoton Royalty Trust	7,000	139,930
San Juan Basin Royalty Trust	5,000	123,550

TOTAL ROYALTY TRUSTS (Cost $257,500)		263,480

	Principal
	Amount	Value
Corporate Bonds - 55.87%
Aflac, Inc., 8.500%, 05/1/2019	$250,000	$318,621
American Express Credit Co., 7.300%, 08/20/2013	552,000	634,904
Amgen, Inc., 4.850%, 11/18/2014	25,000	28,296
Analog Devices, Inc., 5.000%, 07/01/2014	300,000	329,972
Anheuser-Busch Companies, Inc., 7.750%, 01/15/2019 (a)	75,000	97,447
Associates Corp., 6.950%, 11/01/2018	200,000	221,135

See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Bond Fund
Schedule of Investments - continued
September 30, 2010

	Principal
	Amount	Value
Corporate Bonds - 55.87% - continued
Barrick Gold Finance Co. LLC, 6.125%, 09/15/2013	$269,000	$306,466
Best Buy Co., Inc., 6.750%, 07/15/2013	225,000	251,798
Boeing Co., 5.000%, 03/15/2014	200,000	225,228
Canadian Pacific Railway Co., 6.500%, 05/15/2018	31,000	37,230
Capital One Financial Corp., 6.750%, 09/15/2017	200,000	240,721
Charles Schwab Corp. / The, 6.375%, 09/01/2017	220,000	259,052
Cigna Corp., 8.500%, 05/01/2019	125,000	161,575
Citigroup, Inc., 5.500%, 04/11/2013	600,000	644,086
Citigroup, Inc., 5.125%, 05/05/2014	200,000	213,125
CME Group, Inc., 5.750%, 02/15/2014	250,000	283,831
Comcast Corp., 5.450%, 11/15/2010	200,000	200,331
Comcast Corp., 6.500%, 01/15/2015	99,000	116,188
Compass Bank, 5.900%, 04/01/2026	200,000	188,464
Corning, Inc., 6.050%, 06/15/2015	250,000	251,778
Credit Suisse U.S.A., Inc., 6.125%, 11/15/2011	200,000	211,663
Credit Suisse U.S.A., Inc., 5.125%, 08/15/2015	125,000	140,348
Deutsche Telekom International Finance BV, 5.875%, 08/20/2013	225,000	251,493
Deutsche Telekom International Finance BV, 5.750%, 03/23/2016	100,000	115,503
Devon Energy Corp., 5.625%, 01/15/2014	125,000	140,521
Discover Financial Services, Inc., 10.250%, 07/15/2019	275,000	352,840
Dow Chemical Co., 7.600%, 05/15/2014	96,000	112,222
Dow Chemical Co., 5.900%, 02/15/2015	100,000	111,616
FedEx Corp., 7.375%, 01/15/2014	275,000	324,226
Fifth Third Bancorp., 0.479%, 05/17/2013 (b)	250,000	239,464
General Electric Capital Corp., 6.875%, 11/15/2010	300,000	300,581
General Electric Capital Corp., 0.596%, 11/01/2012 (b)	300,000	296,080
General Electric Global., 7.000%, 02/15/2026	180,000	198,793
Goldman Sachs Group, Inc., 4.750%, 07/15/2013	500,000	537,174
Goldman Sachs Group, Inc., 5.375%, 03/15/2020	225,000	237,593
Hartford Financial Services, 5.375%, 03/15/2017	175,000	181,175
Hewlett-Packard Co., 4.500%, 03/01/2013	200,000	216,578
Home Depot, Inc., 5.400%, 03/01/2016	200,000	227,987
HSBC Finance Corp., 5.000%, 06/30/2015	600,000	654,123
Huntington National Bank, 5.375%, 02/28/2019	250,000	241,096
Husky Energy, Inc., 5.900%, 06/15/2014	125,000	139,193
International Paper Co., 9.375%, 05/15/2019	125,000	162,415
Jefferies Group, Inc., 8.500%, 07/15/2019	265,000	308,184
JP Morgan Chase & Co., 5.375%, 10/01/2012	300,000	324,758
Keycorp, 6.500%, 05/14/2013	200,000	219,321
Lazard Group, 6.850%, 06/15/2017	280,000	300,250
Lowe's Companies, Inc., 5.600%, 09/15/2012	250,000	272,525
Manulife Financial Corp., 3.400% 09/17/2015	300,000	303,203
Marriott International, Inc., 5.625%, 02/15/2013	150,000	160,262
Merrill Lynch & Co., 0.986%, 01/15/2015 (b)	200,000	189,668
Merrill Lynch & Co., 5.300%, 09/30/2015	250,000	267,068
Merrill Lynch & Co., 6.875%, 04/25/2018	300,000	337,012
Metlife, Inc., 6.125%, 12/01/2011	122,000	129,031
Metlife, Inc., 6.817%, 08/15/2018	400,000	483,342
Morgan Stanley, 6.000%, 04/28/2015	350,000	385,188
Morgan Stanley, 5.375%, 10/15/2015	300,000	322,253

See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Bond Fund
Schedule of Investments - continued
September 30, 2010

	Principal
	Amount	Value
Corporate Bonds - 55.87% - continued
New York Life Insurance Co., 5.250%, 10/16/2012 (a)	$450,000	$488,974
Progressive Corp., 6.375%, 01/15/2012	240,000	254,034
Prudential Financial, Inc., 5.150%, 01/15/2013	200,000	213,573
Prudential Financial, Inc., 5.500%, 03/15/2016	310,000	339,091
Public Service Electric and Gas Co., 5.125%, 09/01/2012	175,000	188,628
Regions Financial Corp., 4.875%, 04/26/2013	100,000	101,278
Regions Financial Corp., 7.750%, 11/10/2014	125,000	135,522
Sempra Energy, 8.900%, 11/15/2013	150,000	180,492
Sempra Energy, 6.500%, 06/01/2016	250,000	299,477
Simon Property Group LP, 5.250%, 12/01/2016	300,000	335,798
SunTrust Banks, Inc., 6.000%, 09/11/2017	400,000	433,846
Telecom Italia Capital, 6.175%, 06/18/2014	140,000	154,519
Telefonica Emisiones SAU, 4.949%, 01/15/2015	250,000	273,811
Toyota Motor Credit Corp., 5.170%, 01/11/2012	225,000	236,846
Travelers Companies, Inc., 5.375%, 06/15/2012	250,000	266,621
Tyco International Finance S.A., 6.000%, 11/15/2013	105,000	119,092
Tyco International Finance S.A., 8.500%, 01/15/2019	75,000	99,564
Verizon Communications, Inc., 4.900%, 09/15/2015	110,000	125,324
Wachovia Corp., 5.700%, 08/01/2013	350,000	387,930
Waddell & Reed Financial, Inc., 5.600%, 01/15/2011	110,000	111,499
Wells Fargo & Co., 5.250%, 10/23/2012	300,000	324,812
Zions Bancorp., 7.750%, 09/23/2014	150,000	159,075

TOTAL CORPORATE BONDS (Cost $17,988,883)		19,634,803

U.S. Government Agency Obligations - 4.71%
Federal Home Loan Mortgage Corp., 5.125%, 07/15/2012	500,000	541,100
Federal Home Loan Mortgage Corp., 5.500%, 08/20/2012	650,000	711,023
Federal National Mortgage Association, 6.625%, 11/15/2010	400,000	402,379

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,599,730)		1,654,502

Asset-Backed Securities - 3.23%
Capital Auto Receivables Asset Trust, 2007-2, 5.390%, 02/18/2014	186,802	191,324
Chase Issuance Trust, 2005-A7, 4.550%, 03/15/2013	250,000	253,035
Chase Issuance Trust, 2005-A10, 4.650%, 12/17/2012	350,000	350,630
Chase Insurance Trust, 2007-A1, 0.277%, 03/15/2013 (b)	340,000	339,933

TOTAL ASSET-BACKED SECURITIES (Cost $1,100,852)		1,134,922

Mortgage-Backed Securities - 4.84%
Federal Home Loan Mortgage Corp., Pool # A57160, 5.500%, 02/01/2037	291,339	314,640
Federal National Mortgage Association, Pool # 832648, 5.000%, 09/01/2035	298,642	315,738
Federal National Mortgage Association, Pool # 832949, 5.000%, 09/01/2035	187,797	198,548
Federal National Mortgage Association, Pool # 745133, 5.500%, 11/01/2035	305,011	326,237
Federal National Mortgage Association, Pool # 845549, 5.500%, 01/01/2036	297,067	325,097
Federal National Mortgage Association, Pool # 878104, 5.500%, 04/01/2036	206,260	219,905

TOTAL MORTGAGE-BACKED SECURITIES (Cost $1,554,366)		1,700,165

See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Bond Fund
Schedule of Investments - continued
September 30, 2010

	Principal
	Amount	Value
U.S. Government Securities - 21.96%
U.S. Treasury Bond, 6.250%, 08/15/2023	$750,000	$1,015,898
U.S. Treasury Bond, 4.500%, 05/15/2038	100,000	115,031
U.S. Treasury Note, 1.125%, 06/30/2011	1,700,000	1,711,422
U.S. Treasury Note, 5.000%, 08/15/2011	200,000	208,352
U.S. Treasury Note, 0.625%, 07/31/2012	1,885,000	1,893,175
U.S. Treasury Note, 2.125%, 05/31/2015	350,000	364,958
U.S. Treasury Note, 3.625%, 08/15/2019	1,050,000	1,154,836
U.S. Treasury Note, 3.500%, 05/15/2020	1,155,000	1,253,898

TOTAL U.S. GOVERNMENT SECURITIES (Cost $7,624,706)		7,717,570

	Shares
Preferred Stocks - 0.02%
Fannie Mae - Series S., 8.250%	16,000	6,960

TOTAL PREFERRED STOCKS (Cost $400,000)		6,960

Exchange-Traded Funds - 2.71%
iShares S&P U.S. Preferred Stock Index Fund	24,000	954,720

TOTAL EXCHANGE-TRADED FUNDS (Cost $892,036)		954,720

Money Market Securities - 0.88%
Fidelity Institutional Government Portfolio - Class I, 0.06% (c)	308,505	$308,505

TOTAL MONEY MARKET SECURITIES (Cost $308,505)		308,505

TOTAL INVESTMENTS (Cost $33,156,010) - 99.23%		$34,873,142

Other assets less liabilities - 0.77%		271,603

TOTAL NET ASSETS - 100.00%		$35,144,745

(a) Private Placement and restricted security under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) Variable rate securities; the coupon rate shown represents the rate at September 30, 2010.
(c) Variable rate security; the money market rate shown represents the rate at September 30, 2010.

See accompanying notes which are an integral part of these financial statements.

FCI Funds
Statements of Assets and Liabilities
September 30, 2010

	FCI Equity Fund	FCI Bond Fund
Assets
Investment in securities:
At cost	$12,179,153	$33,156,010
At value	$13,135,489	$34,873,142

Receivable for investments sold	88,967	275,392
Dividends receivable	11,820	21,900
Receivable for fund shares sold	6,543	22,928
Receivable due from Advisor (a)	1,786	-
Interest receivable	27	317,260
Prepaid expenses	5,193	5,400
Total assets	13,249,825	35,516,022

Liabilities
Payable for investments purchased	436,419	328,491
Payable to administrator, transfer agent, and fund accountant	6,255	6,282
Payable to trustees and officers	1,073	1,070
Payable to custodian	874	767
Payable for fund shares purchased	618	6,779
Payable to Advisor (a)	-	7,431
Other accrued expenses	16,850	20,457
Total liabilities	462,089	371,277

Net Assets	$12,787,736	$35,144,745

Net Assets consist of:
Paid in capital	$13,610,969	$32,771,845
Accumulated undistributed net investment income (loss)	54,705	19,907
Accumulated net realized gain (loss) from investment transactions	(1,834,274)	635,861
Net unrealized appreciation (depreciation) on investments	956,336	1,717,132

Net Assets	$12,787,736	$35,144,745

Shares outstanding (unlimited number of shares authorized)	1,398,411	3,235,854

Net Asset Value and offering price per share	$9.14	$10.86

Redemption price per share (b) (Net Asset Value * 99%)	$9.05	$10.75

(a) See Note 4 in the Notes to the Financial Statements.
(b) The Funds charge a 1% redemption fee on shares redeemed within 60 calendar days of purchase.
Shares are redeemed at the net asset value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

FCI Funds
Statements of Operations
For the fiscal year ended September 30, 2010

	FCI	FCI
	Equity Fund	Bond Fund
Investment Income
Dividend income (net of foreign withholding tax of $1,430, Equity Fund)	$202,514	$122,737
Interest income (net of foreign withholding tax of $345, Bond Fund)	388	1,297,987
Total Income	202,902	1,420,724

Expenses
Investment advisor fee (a)	73,889	119,021
Administration expenses	31,671	31,620
Transfer agent expenses	27,864	28,107
Legal expenses	20,097	20,180
Fund accounting expenses	20,000	19,994
Audit expenses	12,493	14,989
Custodian expenses	9,456	11,094
Trustee expenses	8,600	8,465
Registration expenses	8,291	8,291
CCO expenses	7,855	7,845
Pricing expenses	4,389	11,908
Insurance expenses	1,275	2,384
Miscellaneous expenses	875	1,339
Report printing expenses	192	240
24f-2 expenses	157	656
Other expenses	-	30
Total Expenses	227,104	286,163
Reimbursed expenses and waived fees (a)	(103,957)	(48,091)
Net operating expenses	123,147	238,072
Net investment income	79,755	1,182,652

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	871,129	645,850
Change in unrealized appreciation (depreciation)
on investment securities	(191,380)	548,039
Net realized and unrealized gain (loss) on investment securities	679,749	1,193,889
Net increase (decrease) in net assets resulting from operations	$759,504	$2,376,541

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

FCI Funds
Statements of Changes In Net Assets

	FCI Equity Fund

	Year ended	Year ended
	September 30, 2010	September 30, 2009
Operations
Net investment income	$79,755	$79,847
Net realized gain (loss) on investment securities	871,129	(2,387,662)
Change in unrealized appreciation (depreciation)
on investment securities	(191,380)	1,734,042
Net increase (decrease) in net assets resulting from operations	759,504	(573,773)

Distributions
From net investment income	(81,143)	(59,869)
Total distributions	(81,143)	(59,869)

Capital Share Transactions
Proceeds from shares sold	3,244,145	6,106,958
Reinvestment of distributions	24,558	21,988
Amount paid for shares redeemed	(3,945,436)	(2,877,033)
Net increase (decrease) in net assets resulting
from share transactions	(676,733)	3,251,913

Total Increase (Decrease) in Net Assets	1,628	2,618,271

Net Assets
Beginning of period	12,786,108	10,167,837

End of period	$12,787,736	$12,786,108

Accumulated undistributed net investment income
included in net assets at end of period	$54,705	$56,076

Capital Share Transactions
Shares sold	371,214	789,369
Shares issued in reinvestment of distributions	2,723	3,004
Shares redeemed	(443,706)	(361,835)

Net increase (decrease) from capital share transactions	(69,769)	430,538

See accompanying notes which are an integral part of these financial statements.

FCI Funds
Statements of Changes In Net Assets

	FCI Bond Fund

	Year ended	Year ended
	September 30, 2010	September 30, 2009
Operations
Net investment income	$1,182,652	$869,197
Net realized gain (loss) on investment securities	645,850	68,280
Change in unrealized appreciation (depreciation)
on investment securities	548,039	1,838,403
Net increase (decrease) in net assets resulting from operations	2,376,541	2,775,880

Distributions
From net investment income	(1,164,633)	(866,388)
From net realized gain	(61,663)	(60,888)
Total distributions	(1,226,296)	(927,276)

Capital Share Transactions
Proceeds from shares sold	15,684,338	18,463,225
Reinvestment of distributions	144,874	130,239
Amount paid for shares redeemed	(9,820,981)	(8,572,276)
Redemption fees	-	23
Net increase (decrease) in net assets resulting
from share transactions	6,008,231	10,021,211

Total Increase in Net Assets	7,158,476	11,869,815

Net Assets
Beginning of period	27,986,269	16,116,454

End of period	$35,144,745	$27,986,269

Accumulated undistributed net investment income
included in net assets at end of period	$19,907	$2,809

Capital Share Transactions
Shares sold	1,472,355	1,830,082
Shares issued in reinvestment of distributions	13,725	12,934
Shares redeemed	(923,941)	(841,878)

Net increase (decrease) from capital share transactions	562,139	1,001,138

See accompanying notes which are an integral part of these financial statements.

FCI Funds
Financial Highlights
(For a share outstanding throughout each period)

	FCI Equity Fund

	Year ended September 30, 2010	Year ended September 30, 2009	Year ended September 30, 2008		Year ended September 30, 2007		Period ended September 30, 2006 (a)

Selected Per Share Data:
Net asset value, beginning of period	$8.71	$9.80	$12.76		$10.65		$10.00

Income (loss) from investment operations:
Net investment income	0.06	0.05	0.05		0.08		0.07
Net realized and unrealized gains (losses)	0.43	(1.09)	(2.21)		2.11		0.61
Total income from investment operations	0.49	(1.04)	(2.16)		2.19		0.68

Less distributions:
From net investment income	(0.06)	(0.05)	(0.06)		-		-
From net realized gain	-	-	(0.74)		(0.08)		(0.03)
Total distributions	(0.06)	(0.05)	(0.80)		(0.08)		(0.03)

Paid in capital from redemption fees	-	-	-	(b)	-	(b)	-	(b)

Net asset value, end of period	$9.14	$8.71	$9.80		$12.76		$10.65

Total Return (c)	5.62%	-10.47%	-18.02%		20.65%		6.76%	(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$12,788	$12,786	$10,168		$10,434		$6,730

Ratio of expenses to average net assets	1.00%	1.00%	1.00%		1.00%		1.00%	(e)
Ratio of expenses to average net assets
before reimbursement	1.84%	1.95%	1.88%		1.91%		4.07%	(e)
Ratio of net investment income to
average net assets	0.65%	0.80%	0.52%		0.79%		0.78%	(e)
Ratio of net investment loss to
average net assets before reimbursement	(0.19)%	(0.15)%	(0.36)%		(0.12)%		(2.30)%	(e)
Portfolio turnover rate	206.29%	230.75%	197.30%		131.65%		142.15%

(a) For the period October 5, 2005 (Commencement of Operations) to September 30, 2006.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

See accompanying notes which are an integral part of these financial statements.

FCI Funds
Financial Highlights
(For a share outstanding throughout each period)

	FCI Bond Fund

	Year ended		Year ended	Year ended		Year ended		Period ended
	September 30, 2010		September 30, 2009	September 30, 2008		September 30, 2007		September 30, 2006	(a)

Selected Per Share Data:
Net asset value, beginning of period	$10.47		$9.64	$10.03		$9.98		$10.00

Income (loss) from investment operations:
Net investment income	0.43		0.38	0.42		0.40		0.34
Net realized and unrealized gains (losses)	0.40		0.87	(0.37)		0.05		(0.04)
Total income from investment operations	0.83		1.25	0.05		0.45		0.30

Less distributions:
From net investment income	(0.42)		(0.38)	(0.44)		(0.40)		(0.32)
From net realized gain	(0.02)		(0.04)	-		-		-
Total distributions	(0.44)		(0.42)	(0.44)		(0.40)		(0.32)

Paid in capital from redemption fees	-	(b)	-	-	(b)	-	(b)	-	(b)

Net asset value, end of period	$10.86		$10.47	$9.64		$10.03		$9.98

Total Return (c)	8.12%		13.16%	0.37%		4.58%		3.03%	(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$35,145		$27,986	$16,116		$15,405		$9,622

Ratio of expenses to average net assets	0.80%		0.80%	0.80%		0.80%		0.80%	(e)
Ratio of expenses to average net assets
before reimbursement	0.96%		1.06%	1.21%		1.31%		2.23%	(e)
Ratio of net investment income to
average net assets	3.97%		3.92%	4.15%		4.28%		4.05%	(e)
Ratio of net investment income to
average net assets before reimbursement	3.81%		3.66%	3.74%		3.77%		2.62%	(e)
Portfolio turnover rate	63.02%		61.35%	25.99%		34.10%		49.40%

(a) For the period October 4, 2005 (Commencement of Operations) to September 30, 2006.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

See accompanying notes which are an integral part of these financial statements.

FCI Funds
Notes to the Financial Statements
September 30, 2010

NOTE 1. ORGANIZATION

The FCI Equity Fund (“Equity Fund”) and the FCI Bond Fund (“Bond Fund”) (collectively, the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on June 13, 2005.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently authorized by the Trustees.  The Equity Fund commenced operations on October 5, 2005 and the Bond Fund commenced operations on October 4, 2005. The investment advisor to the Funds is Financial Counselors, Inc. (the “Advisor”).  The Equity Fund seeks to provide long-term capital appreciation. The Bond Fund seeks to provide total return.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income tax. The Funds intend to qualify each year as “regulated investment companies” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of their taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended September 30, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2006.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions - Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis for the Equity Fund and a quarterly basis for the Bond Fund.    Each Fund intends to distribute  its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

FCI Funds
Notes to the Financial Statements - continued
September 30, 2010

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

For the year ended September 30, 2010, the Funds made the following reclassifications to increase/(decrease) the components of net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)

Equity Fund	$(17)	$17	$-
Bond Fund	(79)	(921)	1,000

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an  inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the level input that is most significant to the fair value measurement in its entirety.

Equity securities, including common stocks, real estate investment trusts, closed-end funds, royalty trusts,  holding and investment management companies, exchanged-traded funds and preferred stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.

FCI Funds
Notes to the Financial Statements - continued
September 30, 2010

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive.

When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, such as corporate bonds, asset-backed securities, U.S. government securities, U.S. government agency securities and mortgage-backed securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Funds’ NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

FCI Funds
Notes to the Financial Statements - continued
September 30, 2010

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The following is a summary of the inputs used at September 30, 2010 in valuing the Equity Fund’s assets carried at fair value:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$12,341,813	$-	$-	$12,341,813

Money Market Securities	793,676	-	-	793,676

Total	$13,135,489	$-	$-	$13,135,489

* Refer to Schedule of Investments for industry classifications.

The following is a summary of the inputs used at September 30, 2010 in valuing the Bond Fund’s assets carried at fair value:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$422,540	-	-	$422,540

Closed End Funds	168,925	-	-	168,925

Real Estate Investment Trusts	452,405	-	-	452,405

Holding & Investment Management Companies	453,645	-	-	453,645

Royalty Trusts	263,480	-	-	263,480

Corporate Bonds	-	19,634,803	-	19,634,803

U.S. Government Agency Obligations	-	1,654,502	-	1,654,502

Asset-Backed Securities	-	1,134,922	-	1,134,922

Mortgage-Backed Securities	-	1,700,165	-	1,700,165

U.S. Government Securities	-	7,717,570	-	7,717,570

Preferred Stocks	6,960	-	-	6,960

Exchange-Traded Funds	954,720	-	-	954,720

Money Market Securities	308,505	-	-	308,505

Total	$3,031,180	$31,841,962	$-	$34,873,142

* Refer to Schedule of Investments for industry classifications.

The Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds did not hold any derivative instruments during the reporting period.

FCI Funds
Notes to the Financial Statements - continued
September 30, 2010

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreements, (each, an “Agreement”), the Advisor manages the Funds’ investments subject to approval of the Board. As compensation for its management services, the Funds are obligated respectively to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.60% of the Equity Fund’s average daily net assets and 0.40% of the Bond Fund’s average daily net assets.  For the fiscal year ended September 30, 2010, the Advisor earned fees of $73,889 from the Equity Fund and $119,021 from the Bond Fund before waiving a portion of those fees, as described below.

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as fees and expenses of other investment companies acquired by the Funds) do not exceed 1.00% of the Equity Fund’s average daily net assets and 0.80% of the Bond Fund’s average daily net assets through January 31, 2011.

For the fiscal year ended September 30, 2010, the Advisor waived fees and reimbursed expenses of $103,957 for the Equity Fund and $48,091 for the Bond Fund. At September 30, 2010, the Advisor owed $1,786, to the Equity Fund and was owed $7,431 by the Bond Fund.  Each waiver or reimbursement by the Advisor with respect to a Fund is subject to repayment by that Fund within the three fiscal years following the fiscal year in which that particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding its expense limitation described above.  The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions, at September 30, 2010, were as follows:

		Subject to Repayment
Fund	Amount	Until September 30,

Equity	$92,907	2011
	95,506	2012
	103,957	2013

Bond	$67,410	2011
	58,104	2012
	48,091	2013

The Trust retains Huntington Asset Services, Inc. (“HASI”), formerly known as Unified Fund Services, Inc.  to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended September 30, 2010, HASI earned fees of $31,671 and $31,620 for administrative services provided to the Equity Fund and the Bond Fund, respectively. At September 30, 2010, HASI was owed $2,171 from the Equity Fund and the Bond Fund, respectively, for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). For the fiscal year ended September 30, 2010, the Custodian earned fees of $9,456 and $11,094 from the Equity Fund and the Bond Fund, respectively, for custody services provided to the Funds. At September 30, 2010, the Custodian was owed $874 by the Equity Fund and $767 by the Bond Fund for custody services.

The Trust retains HASI to act as each Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended September 30, 2010, HASI earned fees of $15,422 for transfer agent services and $12,442 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services for the Equity Fund. For the fiscal year September 30, 2010, HASI earned fees of $15,011 for transfer agent services and $13,096 in  reimbursement for out-of-pocket expenses in providing transfer agent services for the Bond Fund. At

FCI Funds
Notes to the Financial Statements - continued
September 30, 2010

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

September 30, 2010, the Equity Fund owed HASI $1,250 for transfer agent services and $1,167 for reimbursement of out-of-pocket expenses. At September 30, 2010, the Bond Fund owed HASI $1,251 for transfer agent services and $1,193 for reimbursement of out-of-pocket expenses.  For the fiscal year ended September 30, 2010, HASI earned fees of $20,000 and $19,994 from the Equity Fund and the Bond Fund, respectively, for fund accounting services.  At September 30, 2010, HASI was owed $1,667 and $1,667 from the Equity Fund and the Bond Fund, respectively, for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made by the Funds to the Distributor during the fiscal year ended September 30, 2010. The Distributor, HASI and the Custodian are controlled by Huntington Bancshares, Inc.  A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

NOTE 5. INVESTMENTS

For the fiscal year ended September 30, 2010, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Equity Fund	Bond Fund
U.S. Government Obligations	$-	$13,932,348
Other	23,994,773	10,148,329
Sales
U.S. Government Obligations	$-	$11,801,681
Other	24,677,052	6,422,663

As of September 30, 2010, the net unrealized depreciation of investments for tax purposes was as follows:

	Equity Fund	Bond Fund
Gross Appreciation	$969,389	$2,115,820
Gross (Depreciation)	(86,648)	(410,211)
Net Appreciation on Investments	$882,741	$1,705,609

At September 30, 2010, the aggregate cost of securities for federal income tax purposes was $12,252,748 for the Equity Fund and $33,167,533 for the Bond Fund.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

FCI Funds
Notes to the Financial Statements - continued
September 30, 2010

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940.  At September 30, 2010, Midwest Trust Company, an affiliate of the Advisor, for the benefit of its customers, owned 92.84% of the Equity Fund and 69.74% of the Bond Fund. As a result, Midwest Trust Company may be deemed to control each Fund. Additionally, IITC & Co. had an ownership interest of 27.23% of the Bond Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Equity Fund:

On December 15, 2009, the Equity Fund paid an income distribution of $0.0585 per share to shareholders of record on December 14, 2009.

The tax characterization of distributions for the fiscal years ended September 30, 2010 and September 30, 2009 was as follows:

	2010	2009
Distributions paid from
Ordinary Income	$81,143	$59,869
	$81,143	$59,869

Bond Fund:

For the fiscal year ended September 30, 2010, the Bond Fund paid quarterly income distributions totaling $0.4169 per share to shareholders.

On December 15, 2009, the Bond Fund paid a short-term capital gain distribution of $0.0019 per share and a long-term capital gain distribution of $0.0223 per share to shareholders on December 14, 2009.

The tax characterization of distributions for the fiscal years ended September 30, 2010 and September 30, 2009 was as follows:

	2010	2009
Distributions paid from
Ordinary Income	$1,169,474	$879,400
Long-term Capital Gain	56,822	47,876
	$1,226,296	$927,276

FCI Funds
Notes to the Financial Statements - continued
September 30, 2010

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS - continued

At September 30, 2010, the components of distributable earnings on a tax basis were as follows:

	Equity	Bond

Undistributed ordinary income	$54,705	$256,842
Undistributed long-term capital gain (loss)	-	410,449
Capital loss carryforward	(1,760,679)	-
Net Unrealized appreciation (depreciation)	882,741	1,705,609
	$(823,233)	$2,372,900

At September 30, 2010, the difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. The Equity Fund deferred wash sales in the amount of $73,595.  The Bond Fund deferred wash sales in the amount of $11,523.

NOTE 9. CAPITAL LOSS CARRYFORWARD

At September 30, 2010, the Equity Fund had available for federal tax purposes unused capital loss carryforwards of $1,760,679, which are available to offset future realized gains.  To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.  The carryforward expires as follows:

	Amount	Expires September 30,

Equity Fund	$1,161,804	2017
	598,875	2018

 NOTE 10. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Bond Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Advisor. The Bond Fund has acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At September 30, 2010, the aggregate value of such securities amounted to $586,421 and value amounts to 1.67% of the net assets of the Bond Fund.

FCI Funds
Notes to the Financial Statements - continued
September 30, 2010

NOTE 10. RESTRICTED SECURITIES - continued

	Acquisition Date	Shares or Principal Amount	Amortized Cost	Value

Anheuser-Busch Companies, Inc., 7.750%, 01/15/2019	1/7/2009	$75,000	$75,402	$97,447
New York Life Insurance Co., 5.250%, 10/16/2012	4/16/2009	450,000	453,443	488,974

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
FCI Funds
(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the FCI Funds (the “Funds”), comprising the FCI Equity Fund and FCI Bond Fund, each a series of the Unified Series Trust, as of September 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the five periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the FCI Funds, as of September 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
November 29, 2010

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 62) Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005.

Stephen A. Little (Age - 64) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.
Daniel J. Condon (Age - 59) Independent Trustee, December 2002 to present
President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.

Ronald C. Tritschler (Age - 58) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004)  and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher (Age - 44) President, November 2009 to present
Senior Vice President of Unified Fund Services, Inc., the Trust’s Administrator; President and Treasurer of Unified Financial Securities, Inc., the Trust’s Distributor; Employed in various positions with Unified Fund Services, Inc. and Unified Financial Securities, Inc., since September 2000.

John C. Swhear (Age - 49) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 35) Treasurer and Chief Financial Officer, November 2008 to present
Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008.

Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present
Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005. Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of  CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor,  from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000 to October 2004.

Tara Pierson (Age - 35) Secretary, May 2010 to present
Employed by Unified Fund Services, Inc., the Trust’s administrator, since February 2000; Assistant Secretary of the Dividend Growth Trust from March 2006 to present; Assistant Secretary of the Trust from November 2008 to May 2010.

*    The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  26 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of September 30, 2010

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-877-627-8504 to request a copy of the SAI or to make shareholder inquiries.

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

In advance of the meeting, Committee members and other participants acknowledged receiving and reviewing the materials compiled by the Trust’s Administrator and FCI, and provided to the participants in advance of the meeting.  They noted that no changes are proposed to the Funds’ management agreements, and that FCI has agreed to renew its obligation to cap the Funds’ expenses for an additional year.

They noted that the materials specifically provided to the Committee included the following information: (i) executed copies of the management agreements and current expense cap side letters; (ii) a letter sent by Administrator on behalf of the Board of Trustees to FCI requesting information that the Trustees likely would consider renewing the Agreements as required under Section 15(c) of the Investment Company Act of 1940 and the Advisor’s response to such letter, containing among other information, a description of the Advisor’s services to the Funds, its profitability from managing the Funds, and ideas for future growth for the Funds; (iii) a certification from the Trust’s CCO that FCI has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Funds, (iv) FCI’s Form ADV Part I and II and accompanying schedules, (v) MTC Holding Company’s balance sheet dated December 31, 2009 and income statements for the period January 1 through December 31, 2009, (vi) reports provided by the Administrator regarding the Funds’ performance during the past three month, one and three year periods ended March 31, 2010, and comparisons of the same to each Fund’s benchmarks and peer groups for the same periods, and (vii) reports provided by the Administrator comparing each Fund’s advisory fee and total expense ratio (after fee waivers and reimbursements) to the applicable Fund’s peer group as determined by the Administrator.

After discussing the materials, the Committee contacted via teleconference representatives of FCI, including the CEO of FCI, the portfolio managers to the Bond Fund, the portfolio managers to the  Equity Fund, and the chief compliance officer, and interviewed them for approximately a half hour.

After the call with FCI concluded, the Committee members noted that they had received and evaluated such information as they deemed necessary to make their decision.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent trustees, and their own business judgment, to be relevant.  They noted that this included information regarding the Advisor that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Funds’ management arrangements.  As a result, the Committee noted as follows:

(i) The Nature, Extent and Quality of Services – The Committee noted that the Advisor manages approximately $3.7 billion in assets, of which the Equity Fund represented approximately $13 million and the Bond Fund represented approximately $35 million, as of September 30, 2010.  The Committee reviewed the responses from the Advisor as to the resources provided to the Funds, and considered the adequacy of such resources in light of the expected growth in the levels of the Funds’ assets, and whether the resources are sufficient to achieve performance, compliance and other needs.  The Committee noted in the Advisor’s report that its employees worked with the Funds on a daily basis. The Committee noted the Advisor provides the support of various administrative and professional staff, including two portfolio managers for each Fund, an analyst, two traders, and the Advisor’s chief compliance officer. The Committee determined the Advisor’s resources appear adequate.  The Committee noted that the Advisor was not proposing any changes to the level of services provided to the Fund. The CCO reported that the Advisor had revised its compliance policies and procedures in response to the SEC’s issuance of a revised Custody Rule on December 31, 2009, but that these changes would not affect the Funds.  The Committee noted The CCO’s recommendation that FCI strengthen its procedures regarding income classification based on the Funds’ auditors’ determination that management had not properly reflected losses on principal pay down of asset backed securities for the year ended September 30, 2009.  The CCO also reported that FCI expected to complete its annual assessment of its compliance policies and procedures by April 30, at which time it would make its report available to the Trust.  The Committee noted that the Trust’s Chief Compliance Officer had reviewed the Advisor’s compliance policies and procedures and determined that they appeared

MANAGEMENT AGREEMENT RENEWAL (Unaudited) - continued

reasonably designed to prevent violation of federal securities laws.  The CCO further commented that the Advisor was very responsive with respect to compliance matters.

The Committee sought assurances from the Advisor that trades were being allocated fairly among the Funds, its separately managed accounts and two other funds which share a similar strategy to the Bond Fund, the FBR Core Bond Fund, for which FCI acts as subadvisor, and the FBR Balanced Fund, for which FCI acts as subadvisor to the fixed income portion of the fund, given the potential for conflicts of interest in managing the Funds and other accounts side-by-side. The Advisor reported the Bond Fund was outperforming the FCI Intermediate Fixed Income Composite for the one year period.  The Committee reviewed performance for the Equity Fund and, after accounting for advisory fees and the expenses, noted it had slightly underperformed FCI’s Core Equity composite for the one year period.  The Committee noted various compliance reports had been provided by the Advisor and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, the Fund’s investment policies and restrictions were consistently complied with during the last year.  The Committee noted FCI’s report that it had implemented the Advent Rules application which allow FCI to better manage, test, and review portfolio compliance on a daily basis.  The Committee discussed the Bond Fund’s holding in Huntington National Bank (which holding was underwater), and was advised by HASI personnel that the holding was compliant as it was purchased before Huntington acquired Unified.  The Committee noted that the holding comprises a very small portion of the Bond Fund’s total portfolio.  They requested and received FCI’s assurance that it would not add to that position.

(ii) Fund Performance – The Committee discussed each Fund’s performance and reviewed other materials provided by FCI and the Administrator with respect to such performance.  The Committee noted the Administrator reported that although the Bond Fund was underperforming its peer group average for the past year, it had absolute positive performance for the one year and other periods and was outperforming its peer group average for the three month and three year periods ended March 31, 2010.  The Committee further noted that the Bond Fund was outperforming the FCI Intermediate Fixed Income Composite for the one year period, but underperforming for the three year period.   The Committee also noted that the Bond Fund had received a four star rating from Morningstar.   The Committee noted the Administrator reported for the three month and one year periods ended March 31, 2010, the Equity Fund had positive performance but underperformed its benchmark, the S&P 500 Index.  The Committee further noted that the Equity Fund had outperformed the S&P 500 Index for the three year period and since inception.  The Equity Fund’s performance was below that of its peer group average for the three month and one year periods, but was higher than peer group average three year period ending March 31, 2010.

(iii) Fee Rates and Profitability –  The Chief Compliance Officer confirmed that the Advisor would agree to continue capping certain operating expenses of the Bond Fund at 0.80% and of the Equity Fund at 1.00%, each through January 31, 2012.   The Committee noted that, in addition to the advisory fees of each Fund being lower than the respective Fund’s peer group average, each Fund’s expense ratio (before waiver and reimbursement) was lower than its peer group average.

The Committee noted that certain subadvisory and separately-managed accounts paid a lower advisory fee than the Fund.  The Committee questioned The Chief Compliance Officer who explained that that Advisor’s responsibilities with respect to the Funds were more extensive than those with respect to its subadvisory relationships. She also pointed out that the separately-managed accounts were less labor-intensive than the Funds as such accounts did not require client or compliance reporting and, in some cases, used a model portfolio. The Committee noted that the Advisor reported it had waived, with respect to the Funds, a portion of its advisory fees with respect to the Bond Fund and all of its advisory fees with respect to the Equity Fund, and additionally was reimbursing expenses with respect to both funds.  They also noted that the Advisor waived that portion of advisory fees due from separately managed clients invested in the Funds.

MANAGEMENT AGREEMENT RENEWAL (Unaudited) - continued

The Committee reviewed the financial statements of Advisor’s parent company, MTC Holding Corporation and noted neither Fund’s assets constituted a significant portion of the Advisor’s total assets under management.  The Committee considered the Advisor’s report that although the Advisor was profitable as a whole, it was not realizing a profit as a result of managing the Funds due to its obligation to cap Fund expenses.

Finally, the Committee noted the Advisor reported that, although it receives research from brokers executing Fund transactions, it had not entered into any formal soft dollar arrangements and did not receive any soft dollar credits with respect to the Funds. The Committee encouraged the Advisor to seek commission rates lower than $0.05 per share.

(iv) Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Funds grow larger, and the extent to which this is reflected in the advisory fees.  The Committee noted the Funds assets had increased over the past year, and FCI’s report that it was exploring options for growth and efficiency improvements, such as expansion of distribution through mutual fund platforms.  The Committee noted it did not appear the Advisor has begun to realize any significant economies of scale from managing the Funds.

After reviewing all of the foregoing, the Committee determined the Funds’ advisory fees were reasonable, based on the quality of advisory services provided to the Funds, and unanimously voted to recommend the Board approve the Funds’ Management Agreements.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended September 30 is available without charge upon request by (1) calling the Funds at (877) 627-8504 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Kenneth G.Y. Grant
Nancy V. Kelly

OFFICERS
Melissa K. Gallagher, President
John Swhear, Senior Vice President
Christopher E. Kashmerick, Chief Financial Officer and Treasurer
Tara Pierson, Secretary
Lynn Wood, Chief Compliance Officer

INVESTMENT ADVISOR
Financial Counselors, Inc.
442 West 47th Street
Kansas City, MO  64112

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)           Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)           Accountability for adherence to the code.

(c)           Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)           Posting:  We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)           Availability:  The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)           The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Appleseed
FY 2010	$ 12,500
FY 2009	$ 12,500

Iron Strategic Income Fund
FY 2010	$15,500
FY 2009	$15,000

FCI Funds
FY 2010	$22,500
FY 2009	$22,500

(b)	Audit-Related Fees

Appleseed Fund                              Registrant
FY 2010	$ 0
FY 2009	$ 0
Nature of the fees:

Iron Strategic Income Fund        Registrant
FY 2010	$ 0
FY 2009	$ 0
Nature of the fees:

FCI Funds                                       Registrant
FY 2010	$0
FY 2009	$0

(c)	Tax Fees

Appleseed Fund

FY 2010 FY 2009	$ 2,500 $ 2,000

Nature of the fees: preparation of the 1120 RIC

Iron Strategic Income Fund
FY 2010	$3,000
FY 2009	$3,000

FCI Funds
FY 2010	$5,000
FY 2009	$4,000

Nature of the fees: preparation of the 1120 RIC

(d)	All Other Fees

Appleseed Fund

FY 2010 FY 2009	Registrant $ 0 $ 0

Iron Strategic Income Fund

FY 2010 FY 2009	$ 0 $ 0

FCI Funds
FY 2010	$0
FY 2009	$0

Nature of the fees:

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:                         0%
Tax Fees:                                           0%
All Other Fees:                                 0%

(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2010	$ 0	$ 0
FY 2009	$ 0	$ 0

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.
(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of November 18, 2010 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)                  Code is filed herewith

(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

     (3)                      Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Unified Series Trust

By  * /s/ Melissa K. Gallagher
          Melissa K. Gallagher, President

Date            12/7/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  * /s/ Melissa K. Gallagher
          Melissa K. Gallagher, President

Date            12/7/10

By   */s/ Christopher E. Kashmerick
         Christopher E, Kashmerick, Treasurer

Date           12/6/10